UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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GulfMark Offshore, Inc.
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VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS
SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
PROPOSAL NO. 1
OUR BOARD OF DIRECTORS
DIRECTOR COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CONTRIBUTIONS TO TAX EXEMPT ORGANIZATIONS
EXECUTIVE OFFICERS
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT
2009 SUMMARY COMPENSATION TABLE
EMPLOYMENT AGREEMENTS
GRANTS OF PLAN-BASED AWARDS
OUTSTANDING EQUITY AWARDS AT YEAR-END
2009 OPTION EXERCISES AND STOCK VESTED
EQUITY COMPENSATION PLANS
DEFERRED COMPENSATION
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
AUDIT COMMITTEE REPORT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSAL NO. 2
PROPOSAL NO. 3
PROPOSALS BY STOCKHOLDERS AND STOCKHOLDER COMMUNICATIONS
OTHER BUSINESS
EXHIBIT A - 2010 OMNIBUS EQUITY INCENTIVE PLAN

Notice of
Annual Meeting of
Stockholders and
Proxy Statement
Annual Meeting
June 8, 2010
Gramercy North Room
The Peninsula Hotel
700 5th Avenue at 55th Street
New York, New York 10019

GULFMARK OFFSHORE, INC.
10111 Richmond Avenue, Suite 340
Houston, Texas 77042
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 8, 2010
          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of GulfMark Offshore, Inc. (the “Company”) will be held in the Gramercy North Room, The Peninsula Hotel, 700 5th Avenue at 55th Street, New York, New York 10019, on Tuesday, June 8, 2010 at 8:00 A.M., Eastern Daylight Savings Time, for the following purposes:
     1.   To elect a Board of nine (9) directors.
     2.   To vote on a proposal to adopt the GulfMark Offshore, Inc. 2010 Omnibus Equity Incentive Plan.
     3.   To vote on a proposal to ratify the selection of UHY LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2010.
     4.   To transact such other business as may properly come before the meeting or any adjournment thereof.
          Your Board of Directors has approved and recommends that you vote “FOR” all of the proposals, which are described in more detail in the attached proxy statement.
          The Board of Directors has fixed the close of business on April 23, 2010, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments or postponements of the meeting. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the meeting.
          You are cordially invited to attend the meeting. Stockholders may call our main offices at 713-963-9522 for directions to The Peninsula Hotel in order to attend the meeting and vote in person.
          Your broker cannot vote your shares for the election of directors or the adoption of our 2010 Omnibus Equity Incentive Plan without your instructions. If you do not provide voting instructions, your shares will not be voted or counted on these important matters.
          TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY OR VOTE ON THE INTERNET AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. THE ENCLOSED RETURN ENVELOPE MAY BE USED FOR MAILING PURPOSES. YOUR PROXY WILL BE RETURNED TO YOU IF YOU SHOULD BE PRESENT AT THE MEETING AND SHOULD YOU REQUEST SUCH A RETURN.
Important Notice Regarding the Availability of Proxy Materials for the
Stockholders’ Meeting of GulfMark Offshore, Inc. to Be Held on June 8, 2010:
The Proxy Statement dated April 30, 2010, Form of Proxy, and the GulfMark Offshore, Inc. 2010
Annual Report to Stockholders for the year ended December 31, 2009 are available at
http://www.proxydocs.com/GLF.

By Order of the Board of Directors

Quintin V. Kneen
Secretary

Date:    April 30, 2010

GULFMARK OFFSHORE, INC.
10111 Richmond Avenue, Suite 340
Houston, Texas 77042
PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 8, 2010
Explanatory Note Regarding Reorganization
          On February 24, 2010, GulfMark Offshore, Inc., a Delaware corporation (“Old GulfMark”), merged with and into its wholly-owned subsidiary, New GulfMark Offshore, Inc., a Delaware corporation (the “Corporation”), pursuant to an agreement and plan of reorganization, dated as of October 14, 2009 (the “Reorganization Agreement”), with the Corporation as the surviving corporation (such transaction, the “Reorganization”). At the effective time of the Reorganization, the Corporation changed its name from “New GulfMark Offshore, Inc.” to “GulfMark Offshore, Inc.” Unless the context requires otherwise, references to “GulfMark,” “the Company,” “we,” “us” and “our” refer to the Corporation, its direct or indirect subsidiaries, Old GulfMark and all other predecessors to Old GulfMark.
          The accompanying proxy is solicited by the Company at the direction of the Board of Directors (the “Board”) for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, June 8, 2010, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting and at any adjournments thereof. Information on how to obtain directions to be able to attend the meeting and vote in person is set forth in the accompanying Notice of Annual Meeting.
Board Recommendation
          The Board recommends that the stockholders vote “FOR” the election of the Board’s nominees for director, “FOR” the adoption of the GulfMark Offshore, Inc. 2010 Omnibus Equity Incentive Plan (the “2010 Plan”), and “FOR” ratification of the selection by the Board of UHY LLP as our independent public accountants for the 2010 fiscal year.
Voting by Proxy
          When proxies in the accompanying form are received and properly executed, or voted on the internet, the shares will be voted by the persons named in the proxy as directed in the proxy unless contrary instructions are given. Where no instruction is indicated on the proxy for proposal No. 1, the proxy will not be voted which has the effect of a vote against the directors. Where no instruction is indicated on the proxy with respect to Proposal No. 2 with regard to the adoption of the 2010 Plan the proxy will not be voted, which has the effect of a vote against the 2010 Plan. Where no instruction is indicated on the proxy with respect to Proposal No. 3 of the proxy statement with regard to the ratification of the selection of UHY LLP as independent public accountants for 2010, the proxy will be voted FOR the ratification. If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.
Shares Held in Street Name
          If your shares are held beneficially in “street” name through a nominee such as a brokerage firm, financial institution or other holder of record, your vote is controlled by that firm, institution or holder. Your vote may also be cast by telephone or Internet, as well as by mail, if your brokerage firm or financial institution offers such voting alternatives. Please follow the specific instructions provided by your nominee on your proxy card. If your shares are registered in “street” name and you do not provide your broker or holder with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on certain non-routine matters when a broker is not permitted to vote on that matter without specific instructions from the beneficial owner and instructions are not given.

          If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors and for adoption of the 2010 Plan. In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank or broker was allowed to vote your shares on your behalf in the election of directors as they felt appropriate. Recent changes in regulations were made to take away the ability of your bank or broker to vote your uninstructed shares in the election of directors on a discretionary basis. The same rule provides that your bank or broker may not vote your unrestricted shares on a discretionary basis with respect to the proposal to adopt the 2010 Plan. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors or with respect to the adoption of the 2010 Plan, no votes will be cast on your behalf on those matters. Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of our independent auditors. Such shares will be voted “FOR” the ratification.
Revocability of Proxies
          You have the right to revoke your proxy at any time prior to its use by submitting to the Secretary of the Company a written revocation or a duly executed proxy card bearing a later date. If you are present at the meeting and request the return of your previously executed proxy, your proxy will be returned.
Solicitation of Proxies
          Upon request, additional proxy material will be furnished without cost to brokers and other nominees to forward to the beneficial owners of shares held in their names. We will bear all costs of soliciting proxies. Proxies will be solicited principally by mail but may also be solicited by our directors, officers and regular employees, without additional compensation to such individuals.
Quorum
          The presence, in person or by proxy, of at least a majority of the shares outstanding on the record date will constitute a quorum. Abstentions and broker non-votes and, with respect to the election of directors, “withhold” votes, are counted for the purpose of determining the presence of a quorum.
Votes Required to Approve Matters Presented at the Annual Meeting
          Our directors are elected by a plurality of the votes or shares of Common Stock present at the Annual Meeting, either in person or by proxy. The adoption of the 2010 Plan and the ratification of the selection of UHY LLP as our independent auditors each require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present at the meeting either in person or by proxy and entitled to vote. Brokers cannot vote on Proposal No. 1 (the election of directors) or Proposal No. 2 (adoption of the 2010 Plan) without instructions from the beneficial owners. If you do not instruct your broker how to vote on the election of directors, or with respect the proposal to adopt the 2010 Plan, your broker will not vote for you. As to Proposal No. 1 and Proposal No. 2, abstentions will have the effect of a vote against election of the directors and against the 2010 Plan, and broker non-votes will not affect the outcome of the vote. As to Proposal No. 3 (ratification of our independent public accountants), abstentions and broker non-votes will not affect the outcome of the vote on the proposal as long as holders of a majority of the shares entitled to vote cast votes on the proposal. Otherwise, the effect of an abstention or broker non-vote is a vote against the matter.
Availability of Proxy Materials
          This proxy statement will be first sent or given to stockholders on or about April 30, 2010.
          The Proxy Statement dated April 30, 2010, Form of Proxy, and the GulfMark Offshore, Inc. 2010 Annual Report to Stockholders for the year ended December 31, 2009 are available at http://www.proxydocs.com/GLF.

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS
          At the effective time of the Reorganization, each outstanding and treasury share of the common stock of the Old GulfMark automatically converted into one share of Class A common stock (the “Common Stock”) of the Corporation. Shares of Common Stock of the Corporation trade on the same exchange, the New York Stock Exchange, and under the same symbol, “GLF”, that the shares of Old GulfMark’s common stock traded on and under prior to the Reorganization. References to “Common Stock” in this proxy statement for dates prior to the Reorganization refer to Old GulfMark’s common stock that was converted to the Corporation’s Common Stock in the Reorganization.
          The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting to be held June 8, 2010, is the close of business on April 23, 2010 (the “Record Date”). As of the Record Date, there were 26,164,419 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote on each matter to be acted upon at the meeting.
          The following table sets forth certain information for each person who on the Record Date, was known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock:

Name and Address of Beneficial Owner	No. Shares Beneficially Owned(1)	Percent of Class(2)
Steinberg Asset Management, LLC (3) 12 East 49th Street, Suite 1202 New York, NY 10017	1,687,484	6.4%
Estabrook Capital Management LLC (4) 875 Third Avenue New York, NY 10022	1,471,757	5.6%
BlackRock, Inc. (5) 40 East 52nd Street New York, NY 10022	1,298,957	5.0%
          (1)Unless otherwise indicated below, the persons or group listed have sole voting and investment power with respect to their shares of Common Stock.
          (2)The Reorganization did not affect the proportionate interests of the stockholders. Therefore, to the extent information regarding beneficial ownership of shares of our Common Stock is based upon dates prior to the Reorganization, we continue to rely upon such information.
          (3)The information shown above was obtained from the Schedule 13G/A, dated February 16, 2010, as filed with the Securities and Exchange Commission (the “SEC”) by Steinberg Asset Management LLC (“Steinberg”). Steinberg has sole voting and dispositive power over 1,592,084 shares of Common Stock and Michael A. Steinberg has sole voting and dispositive power over 95,400 shares of Common Stock.
          (4)The information shown above was obtained from the Schedule 13G, dated January 29, 2010, as filed with the SEC by Estabrook Capital Management LLC (“Estabrook”). Estabrook acts as an investment advisor and in such capacity has sole voting power and sole dispositive power over the shares of Common Stock.
          (5)The information shown above was obtained from the Schedule 13G, dated January 20, 2010, as filed with the SEC by BlackRock, Inc.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
          All stock-based benefits plans of Old GulfMark were assumed by the Corporation at the effective time of the Reorganization and, from the effective time of the Reorganization, Common Stock of the Corporation will be issued upon the exercise of any options or the payment of any stock-based awards to appropriately reflect the substitution of Common Stock for Old GulfMark’s common stock. The following table sets forth, as of the Record Date, the number and percentage of Common Stock beneficially owned by each of our directors and director nominees, each executive officer named in the summary compensation table included under “Executive Officers”, and all directors and executive officers as a group:

								Non-Vested
	Common	Common			Units			Units
	Stock	Stock	Other		Equivalent	Total		Equivalent	Total Interest
	Subject to	Subject to	Common		to Common	Common		to Common	in Common
	Restricted	Currently	Stock		Stock	Stock	Percent	Stock Not	Stock and
	Stock	Exercisable	Beneficially		Beneficially	Beneficially	of	Beneficially	Units
Name	Awards(1)	Options(2)	Owned		Owned(3)	Owned(4)	Class(5)	Owned(6)	Equivalent
Peter I. Bijur	2,200	20,000	13,800		3,233	39,233	—	—	39,233
David J. Butters	2,200	20,000	670,013	(7)	12,722	704,935	2.7%	—	704,935
Brian R. Ford	2,200	—	5,500		232	7,932	—	266	8,198
Louis S. Gimbel, 3rd	2,200	20,000	380,688	(8)	5,811	408,699	1.5%	—	408,699
Sheldon S. Gordon	2,200	40,000	23,800		23,220	89,220	—	—	89,220
Robert B. Millard	2,200	20,000	716,613		14,376	753,189	2.8%	—	753,189
Robert T. O’Connell	2,200	—	2,900		4,462	9,562	—	—	9,562
Larry T. Rigdon	2,200	—	164,434		2,840	169,474	—	331	169,805
Rex C. Ross	2,200	—	10,900		3,994	17,094	—	—	17,094
Bruce A. Streeter	85,718	140,000	471,046	(9)	55,506	752,270	2.8%	—	752,270
Quintin V. Kneen	31,022	—	7,938		4,474	43,434	—	4,431	47,865
John E. (“Gene”) Leech	36,877	76,000	241,970	(10)	38,609	393,456	1.5%	—	393,456
Samuel R. Rubio	12,788	—	4,022		7,400	24,210	—	—	24,210
David E. Darling	10,441	—	1,033		1,625	13,099	—	648	13,747
All directors and executive officers as a group (14 persons)	196,646	336,000	2,714,657		178,504	3,425,807	12.9%	5,676	3,431,483
          (1)Includes shares of our Common Stock held for our directors and executive officers pursuant to restricted stock awards issued under various incentive plans maintained by us. The beneficial owner has sole voting power and no investment power with respect to these shares during the restriction period.
          (2)Includes currently exercisable stock options and those stock options that will become exercisable within 60 days of the Record Date issued under our various incentive plans we maintain. The beneficial owner has no voting power or investment power over these shares prior to exercising the options.
          (3)Includes shares of our Common Stock held for our directors and executive officers under our Executive Nonqualified Excess Plan where the shares are vested or will vest within 60 days of the Record Date.
          (4)Unless otherwise indicated below, the persons listed have sole voting and investment power with respect to their shares of our Common Stock.
          (5)Percentage based solely on Total Common Stock Beneficially Owned. Less than 1% unless otherwise indicated.
          (6)Includes shares of our Common Stock held for our directors and executive officers under our Executive Nonqualified Excess Plan where such shares do not vest within 60 days of the Record Date.

          (7)Includes 80,400 shares beneficially owned by Mr. Butters’ wife, and with respect to which shares Mr. Butters has shared voting and dispositive power.
          (8)Includes 30,420 shares of our Common Stock owned by trusts of which Mr. Gimbel is the co-trustee, and with respect to which shares Mr. Gimbel has shared voting and dispositive power.
          (9)Includes 208,392 shares of our Common Stock owned jointly by Mr. Streeter and his wife with respect to which shares Mr. Streeter has shared voting and dispositive power.
          (10)Includes 920 shares of our Common Stock beneficially owned by Mr. Leech’s children, and with respect to which shares Mr. Leech has shared voting and dispositive power.
PROPOSAL NO. 1
ELECTION OF DIRECTORS
          The Board has nominated nine directors for election at the Annual Meeting. Mr. Larry T. Rigdon, a Board member since 2008, is not a nominee, and the Board has adopted a resolution, pursuant to authority granted to it by our Bylaws, to reduce the size of the Board to nine members effective as of the Annual Meeting. Each director to be elected will hold office until the next Annual Meeting and until such director’s successor is elected and qualified. Each nominee listed below is currently a director of the Company and was elected as a director by the stockholders of the Company. The nominees receiving a plurality of votes cast at the Annual Meeting will be elected as directors. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will be treated the same as a vote withholding authority to vote for the election of directors so nominated.
          The Board believes that each of the nine nominees possesses the qualities and experience that the Board believes our directors should possess, as described in detail below in the section entitled “Our Board of Directors – Selection of Director Nominees.” The nominees for election to the Board, together with their biographical information and the Board’s reasons for selecting them as nominees, are set forth below. No family relationship exists between any of the nominated directors, Mr. Rigdon or the executive officers listed in the Executive Officer portion of this Proxy Statement.

Name of Nominee	Age	Year First Became Director
Peter I. Bijur	67	2003
David J. Butters	69	1989
Brian R. Ford	61	2009
Louis S. Gimbel, 3rd	81	1970
Sheldon S. Gordon	74	2001
Robert B. Millard	59	1989
Robert T. O’Connell	71	2006
Rex C. Ross	66	2007
Bruce A. Streeter	61	1997
          Peter I. Bijur serves as a member of the Audit and Compensation Committees and is Chairman of the Governance & Nominating Committee. Mr. Bijur currently serves on the Board of Directors of Volvo AB and is the former Chairman of the Board of Directors and Chief Executive Officer of Texaco Inc. where he served from 1996 until his retirement in 2001. Mr. Bijur formerly served as a member of the Board of Trustees of Middlebury College and Mount Sinai-New York University Health. The Board determined that Mr. Bijur should be nominated for election as a director due to his extensive executive experience, including his prior service as the chairman and chief executive officer of a major public corporation, his public company board leadership experience, and his corporate governance expertise.

          David J. Butters is Chairman of the Board of Directors and is Chairman of the Compensation Committee. Since September 2008, Mr. Butters has been Chairman, President and Chief Executive Officer of Navigator Holdings Ltd., an international shipping company. Mr. Butters is also currently a member of the Board of Directors of Weatherford International, Inc. Mr. Butters retired from Lehman Brothers, Inc., a subsidiary of Lehman Brothers Holdings Inc. (“Lehman”) in September 2008. He had been employed at Lehman since 1969, most recently holding the position of Managing Director. The Board determined that Mr. Butters should be nominated for election as a director due to his extensive knowledge of the shipping and oil and gas service industries, his experience as a director of public companies, his banking experience and his financial and executive management expertise.
          Brian R. Ford was appointed to the Board in March of 2009 and serves on the Audit Committee. Mr. Ford is the Chief Executive Officer of Washington Philadelphia Partners, LP. He retired as a partner from Ernst & Young LLP in June 2008 where he had been employed since 1971. Mr. Ford also serves on the Board of Trustees of Drexel University and Drexel University College of Medicine School and is a member of the Executive Committee and Board of the Philadelphia Convention and Visitors Bureau. The Board determined that Mr. Ford should be nominated for election as a director due to his financial, audit and accounting expertise gained as a partner in a top tier public accounting firm.
          Louis S. Gimbel, 3rd is a member of the Governance & Nominating Committee. He is Chief Executive Officer of S. S. Steiner, Inc., Chairman of the Board of Hops Extract Corporation of America and Manager of Stadelman Fruit LLC. Mr. Gimbel is also a member of the Board of Golden Gate Hop Ranches Inc. and Simon H. Steiner, Hopfen, GbmH. He has been employed by S.S. Steiner, Inc. for more than the past five years. S. S. Steiner, Inc. is engaged in the farming, trading, processing, importing and exporting of hops and other specialty crops. He is also a trustee for the Monmouth County (WJ) Conservation Foundation. The Board determined that Mr. Gimbel should be nominated for election as a director due to his extensive knowledge of the Company gained from 40 years of service as a director of the Company and its predecessors, and his experience as the chief executive officer of a multinational corporation.
          Sheldon S. Gordon is a member of the Compensation and Governance & Nominating Committees and Chairman of the Audit Committee. From May 1996 to present, he has been non-executive Chairman of Union Bancaire Privée International Holdings, Inc. From May 1996 to March 2002, he was Chairman of the Rhone Group LLC with which he continues as a Senior Advisor. Mr. Gordon is currently a director of Ametek, Inc. and Union Bancaire Privée and was a Director of the Holland Balanced Fund from June 1996 to June 2008. The Board determined that Mr. Gordon should be nominated for election as a director due to his financial and accounting expertise, his experience as a senior executive and director of large multinational corporations, and his strategic business management expertise.
          Robert B. Millard is currently Managing Partner of Realm Partners LLC. From 1976 until September 2008, Mr. Millard held various positions, including Managing Director, at Lehman Brothers, Inc. and its predecessors. From September 2008 until December 2008, Mr. Millard was a Managing Director of Barclays Bank. Mr. Millard also serves as a director of Weatherford International, Inc. and as Lead Independent Director of L-3 Communications Inc. He also serves as Chairman of the Board of the MIT Investment Management Company, on the Boards of Trustees of the MIT Corporation (Executive Committee), New School University (Executive Committee), Parsons School of Design, The Population Council, Associated Universities Inc. and the Remarque Institute of New York University. He also serves on the Investment Subcommittee of the Finance and Budget Committee of the Council on Foreign Relations. The Board determined that Mr. Millard should be nominated for election as a director due to his expertise in financial, business and corporate development matters, his experience as a director of public companies, and his extensive experience in the oil and gas service industry.
          Robert T. O’Connell is a member of the Audit Committee. Mr. O’Connell is the former Chief Financial Officer of General Motors where he served from 1988 to 1992 and Chief Executive Officer of GMAC Financial Services where he served from 1992 until his retirement in 1994. From 1995 to 1997, Mr. O’Connell served as Senior Vice President and Chief Staff Officer of EMC Corporation. He subsequently served as a member of the Board of Directors and in various executive capacities at RWD Technologies, Inc., from 1997 to 2003. He currently serves on the Board of Directors of CenterPoint Energy, Inc. He also serves on the Boston Finance Commission, a Governor-appointed commission of the State of Massachusetts. The Board determined that Mr. O’Connell should be nominated for election as a director due to his financial and executive management expertise, including his experience as the chief financial officer of a major public corporation, and his strategic business management expertise.
          Rex C. Ross is a member of the Governance & Nominating Committee. From 2004 to 2009, Mr. Ross served as Chairman and director of Schlumberger Technology Corporation, the holding company for all Schlumberger Limited assets and entities in the United States. Prior to his retirement from Schlumberger Limited in May 2004, Mr. Ross held a number of executive management positions during his 11-year career there, including President of Schlumberger Oilfield Services North America; President, Schlumberger GeoQuest; and President of SchlumbergerSema North & South America. Mr. Ross was elected a Director of Enterprise Products Partners L.P. (a publicly traded oil and gas mid-stream services and marketing company) in October 2006 and is a member of its Audit and Conflicts and Governance Committees. The Board determined that Mr. Ross should be nominated for election as a director due to his executive management expertise and his knowledge of the oil and gas service industry.
          Bruce A. Streeter has served as President and Chief Operating Officer of the Company and Old GulfMark since January 1997 and as Chief Executive Officer since 2006. He served as President of our Marine Division from November 1990 until he became President and Chief Operating Officer of the Company. Prior to November 1990, Mr. Streeter was with Offshore Logistics, Inc. for a period of twelve years serving in a number of capacities, including General Manager Marine Division. The Board determined that Mr. Streeter should be nominated for election as a director due to his extensive knowledge of the industry and the Company, its operations and people, gained from 32 years of service in the industry in positions of increasing responsibility.
Director Not Continuing in Office
          Larry T. Rigdon, age 62, was appointed as a director of the Company in July 2008. Mr. Rigdon founded Rigdon Marine Corporation in 2002 and served as its Chairman and Chief Executive Officer until it was acquired by the Company in July 2008. In addition, Mr. Rigdon has held a number of executive management positions in the offshore marine services industry, including Executive Vice President of Tidewater, Inc. Mr. Rigdon is not a nominee for election to the Board at the Annual Meeting.
Required Vote for Election of Directors
          Election as directors of the persons nominated in this Proxy Statement will require the vote of the holders of a plurality of the shares of Common Stock present or represented by proxy and entitled to vote at a meeting at which a quorum is present.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION AS DIRECTORS OF THE PERSONS NOMINATED.

OUR BOARD OF DIRECTORS
Role of the Board
          Our directors are elected by our stockholders to oversee the actions and results of our management. Their responsibilities include:
•	providing general oversight of our business, including the audit function;
•	approving corporate strategy;
•	approving major management initiatives;
•	providing oversight of legal and ethical conduct;
•	overseeing the management of any significant business risks;
•	selecting, compensating, and evaluating directors;
•	evaluating board processes and performance;
•	selecting, compensating, evaluating and, when necessary, replacing the President and Chief Executive Officer, and compensating other senior executives;
•	ensuring that a succession plan is in place for all senior executives; and
•	establishing and overseeing committees to manage the foregoing.
          Our Board is responsible for consideration and oversight of risks facing the Company. Together with its standing committees, the Board is responsible for ensuring that material risks are identified and managed appropriately. In particular, the Audit Committee performs a central oversight role with respect to financial and compliance risks, and the Compensation Committee considers risk in connection with its design of compensation programs for our executives. The Board and its committees regularly review material strategic, operational, financial, compensation and compliance risks with senior management in detail in order to adequately assess and determine our potential vulnerability and consider appropriate risk management strategies where necessary.
Composition of the Board
          We believe there should always be a substantial majority (75% or more) of independent directors. The Chief Executive Officer, regardless of title, should be a Board member. Other officers may, from time to time, be Board members, but no officer other than the Chief Executive Officer should expect to be elected to the Board by virtue of his or her position with the Company.
Selection of Director Nominees
          The Board is responsible for selecting candidates for Board membership and for establishing the criteria to be used in identifying potential candidates. The Board delegates the screening process to the members of the Governance & Nominating Committee. For more information on the director nomination process, including the selection criteria, see the GulfMark Offshore, Inc. Governance & Nominating Policy available online at http://www.gulfmark.com/fw/main/Corporate-Governance-19.html.
          We believe that it is important for our Board to be comprised of individuals with diverse backgrounds, skills and experiences. The composition of the Board and the experience, as well as the qualities, brought to the Board by our directors are reviewed annually. While the Governance & Nominating Committee does not have a formal diversity policy and identifies qualified potential candidates without regard to any candidate’s race, color, disability, gender, national origin, religion or creed, it does seek to ensure the fair representation of all stockholder interests on the Board.
          The Board seeks independent directors who represent a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. Nominees should have substantial experience with one or more publicly traded national or multinational companies or should have achieved a high level of distinction in their chosen fields.
          The Board is particularly interested in maintaining a mix that includes the following backgrounds:
•	active or retired chief executive officers and senior executives,
•	experience in operations, finance, accounting, and/or banking,
•	international business,
•	oilfield services, and
•	other oil and gas industry experience.
          Finally, Board members should display the personal attributes necessary to be an effective director: integrity, sound judgment, independence, ability to operate collaboratively, and commitment to the Company and our stockholders. The Board believes that the use of these general criteria, along with a non-discriminatory policy, will best result in a Board that evidences that diversity in many respects. The Board believes that it currently maintains that diversity.
Separation of the Roles of Chairman of the Board and Chief Executive Officer
          We believe that separating the role of Chairman of the Board of Directors from that of Chief Executive Officer can facilitate a clear delineation between the oversight responsibilities of the Board of Directors and the management responsibilities of the Chief Executive Officer. We also believe that the decision to separate these roles is dependent on the attributes of the two individuals involved. When properly constructed and constituted, the separation allows the Chairman of the Board to more readily manage the time requirements and distractions of general Board operations, routine contact with fellow directors between meetings, and can foster candor in evaluating Company and Chief Executive Officer performance. This provides the Chief Executive Officer with additional time to manage and execute the strategic plans for our business.
Board Independence
          Our Board has determined that all nine of the current non-management directors of the Company qualify as “independent” directors under the New York Stock Exchange corporate governance rules and that each member of the Audit Committee qualifies as “independent” under Rule 10A-3 of the United States Securities Exchange Act of 1934 (the “Exchange Act”). Each of the nine non-management directors of the Company are also “non-employee directors” as defined under Exchange Act Rule 16b-3 and “outside directors” as defined in the Internal Revenue Code, section 162(m). Each committee described below in “Board Committees and Meetings” is comprised in full of independent non-management directors.

          To be considered independent under the New York Stock Exchange rules, our Board affirmatively determined that all nine non-management directors had no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). A director is not independent if:
•	the director was employed by the Company within the preceding three years;
•	an immediate family member of the director was an executive officer of the Company within the preceding three years;
•
the director or an immediate family member of the director received more than $120,000 per year, within the preceding three years, in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such service is not contingent in any way on continued service);

•
the director was affiliated with or employed by, or an immediate family member of the director was affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company, within the preceding three years;

•
the director or an immediate family member of the director was employed, within the preceding three years, as an executive officer of another company where any of the Company’s present executives serve on that company’s compensation committee; or

•
the director is a current employee, or an immediate family member of the director is a current executive officer of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues.

          The following is not considered by our Board to be a material relationship that would impair a director’s independence. No material relationship exists if a director is an executive officer of, or beneficially owns in excess of a 10% equity interest in, another company:
•	that does business with the Company, and the amount of the annual payments to the Company is less than 5% of the annual consolidated gross revenues of the Company, or $200,000, whichever is more;
•
that does business with the Company, and the amount of the annual payments by the Company to such other company is less than 5% of the annual consolidated gross revenues of the Company, or $200,000, whichever is more; or

•	to which the Company was indebted at the end of its last fiscal year in an aggregate amount that is less than 5% of the consolidated assets of the Company.
          For relationships not covered by the guidelines in the immediately preceding paragraph, the determination of whether the relationship is material or not, and therefore whether the director would be independent or not, is made by our Board members who satisfy the independence guidelines described above.
Approval of Related Person Transactions
          Our Audit Committee is responsible for reviewing and approving the terms and conditions of all proposed transactions between us, any of our officers or directors, or relatives or affiliates of any such officers or directors, to ensure that any such related-party transaction is fair and is in our overall best interest. No transactions requiring approval occurred in 2009.

Board Committees and Meetings
          Pursuant to our Bylaws, the Board has established several committees, including an Audit Committee, a Compensation Committee and a Governance & Nominating Committee. During the year ended December 31, 2009, the Board met seven times, the Audit Committee met nine times, the Compensation Committee met four times and the Governance & Nominating Committee met six times. During 2009, each director attended at least 96% of the combined Board meetings and meetings of committees of the Board on which he served. Our policy regarding director attendance at the Annual Meeting is that directors are invited to attend, and that we will make all appropriate arrangements for directors that choose to attend. All directors then serving attended the 2009 Annual Meeting.
Audit Committee
          We have an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Messrs. Gordon (Chairman), Bijur, and O’Connell are the current members of the Audit Committee. The Board has determined that all of the Audit Committee members are “independent” as defined in the New York Stock Exchange listing standards applicable to the Company. Mr. Gordon, by virtue of his over 40 years of experience in the field of finance and his role as non-executive Chairman of Union Bancaire Privée International Holdings, Inc., has been designated as the Audit Committee financial expert within the meaning of Item 407(d)(5) of Regulation S-K. The Audit Committee’s function is to provide oversight. Its principal oversight responsibilities are to:
•	make recommendations to the Board concerning the selection and discharge of our independent auditors;
•	discuss with our internal auditors and independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation; and
•	discuss with management, internal auditors and independent auditors the adequacy and effectiveness of our accounting and financial controls.
          The Board adopted a written charter for the Audit Committee, which is posted on our website at www.gulfmark.com.
Compensation Committee
          Messrs. Butters (Chairman), Bijur, and Gordon are the current members of the Compensation Committee. The functions of the Compensation Committee are to:
•	formulate, administer and continually assess the Company’s executive compensation philosophy in light of actual pay practices, policies and programs;
•	review market data, trends and best practices against current executive programs;
•	retain independent advisors to assist the Compensation Committee in its role of assessing and administering these programs;
•
review and monitor succession plans for the President and Chief Executive Officer and our other officers, as well as the general policies and programs associated with development of our management team;

•	independently administer the compensation and benefit programs of the President and Chief Executive Officer;
•	annually review the compensation levels of other Company officers using independent data and the President and Chief Executive Officer’s recommendations on salaries (other than his own) and make recommendations to the Board on salary changes, annual bonus plan provisions and payouts and equity grants; and
•
periodically review the components, the administration and operation of our incentive compensation programs to ensure that no material risks exist that would or could promote excessive risk taking that could be detrimental to the Company or our stock.

          The recommendations of the Compensation Committee are reviewed and subject to approval by the full Board, including a majority of our independent directors.
          The Board adopted a written charter for the Compensation Committee, which is posted on our website at www.gulfmark.com.
          Information regarding the processes and procedures for the consideration and determination of executive and director compensation may be found in the “Compensation Discussion and Analysis” on pages 16 to 26 of this proxy statement.
Governance & Nominating Committee
          Messrs. Bijur (Chairman), Gimbel, Gordon and Ross are the current members of the Governance & Nominating Committee. The functions of the Governance & Nominating Committee are to:
•	develop and periodically review our governance principles;
•	identify new directors and annually recommend directors for election to the Board;
•	annually evaluate Board and Committee performance; and
•	review and recommend Board compensation for non-employee directors.
          The Governance & Nominating Committee has not previously received any recommendations for director candidates from stockholders. The Governance & Nominating Committee will consider any candidate that has timely given written notice to our Secretary. If you would like to recommend a director candidate for consideration by our Governance & Nominating Committee you may submit your recommendation to our executive offices at GulfMark Offshore, Inc., 10111 Richmond Avenue, Suite 340, Houston, Texas 77042, Attn: Secretary. The notice should set forth as to each person you propose to nominate for election or reelection as a director:
•	all information required to be disclosed in solicitations of proxies for election of directors in a contested election, or is otherwise required under then-current SEC rules;
•
a description of all direct and indirect compensation and other material monetary agreements during the past three years, and any other material relationships, between or among you or any person deemed to be associated with you, as described below (an “associated person”), if any, on the one hand, and such proposed nominee or his or her respective affiliates and associates on the other hand; and

•
completed and signed Director Representation and Agreement and Director Questionnaire with respect to the background and qualifications of such nominee, the forms of which you can obtain from us upon written request to our executive offices at the address set forth above.

          An associated person includes (1) any of your affiliates or associates, (2) any beneficial owner of our Common Stock on whose behalf you make any proposal or nomination, and (3) any other person with whom you, the beneficial owner or any of your affiliates or associates has an agreement or understanding for the purpose of acquiring, holding, voting or disposing of our Common Stock or obtaining, changing or influencing the control of the Company.

          In addition, you will need to provide the following information regarding yourself and any associated person:
•
any information relating to you and any associated person that would be required to be disclosed in solicitations of proxies for the election of directors in a contested election, or is otherwise required under then-current SEC rules;

•
a representation that you are a holder of record of capital stock of the Company entitled to vote at such meeting and that you intend to appear in person or by proxy at the meeting to propose such nomination; and

•
a representation as to whether you or any associated person intends or is part of a group that intends to (1) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the outstanding capital stock of the Company required to elect the nominee or (2) otherwise solicit proxies or votes from stockholders in support of such nomination.

          For a full description of the process for nominating a director, see Section 1.13(a)(4) of our Bylaws.
          The Governance & Nominating Committee identifies and evaluates director candidates in accordance with the director qualification standards described in our Governance & Nominating Policy, which can be found on our website, www.gulfmark.com. Candidates are selected for their character, judgment, business experience and acumen, as well as other factors established by the Governance & Nominating Committee in order to satisfy the qualifications for directors described above in the section titled “Selection of Director Nominees”.
          The Board has adopted a written Governance & Nominating Committee charter, which is posted on our website at www.gulfmark.com.
Code of Business Conduct and Ethics
          The Board adopted a Code of Business Conduct and Ethics applicable to all of our employees and agents as well as a Code of Ethics for our Principal Executive Officer and Senior Financial Officers, which are posted on our website at www.gulfmark.com. We intend to satisfy the disclosure requirement regarding any changes to our code of ethics we adopt and/or any waiver from our code of ethics that we grant by posting such information on our website, www.gulfmark.com, or by filing a Form 8-K for such event.
Availability of Corporate Governance Documents
          Stockholders may obtain copies of the charters of the Audit Committee, the Compensation Committee, and the Governance & Nominating Committee, our Governance & Nominating Policy and our Codes of Business Conduct and Ethics free of charge by contacting the Company’s Secretary at the Company’s principal address of 10111 Richmond Avenue, Suite 340, Houston, Texas 77042, or by accessing our website at www.gulfmark.com, selecting the “Investor Relations” tab and then selecting “Corporate Governance”.

DIRECTOR COMPENSATION
Fees and Awards
          Each of our non-employee directors is paid $1,500 for each meeting of the Board and $1,500 for each Committee meeting of the Board he attends. In addition, during 2009, a retainer of $8,750 was paid to each of our non-employee directors during each quarter. We also have a retainer arrangement with Mr. Butters where he receives a retainer of $8,333 per month for serving as Chairman of the Board. We also have a retainer arrangement with Messrs. Gordon, Butters and Bijur where each receives a retainer of $3,750, $2,500 and $2,500, respectively, per quarter for serving as Chairman of the Audit, Compensation and Governance & Nominating Committees, respectively. Each qualified non-employee director was granted 2,200 shares of restricted stock on May 14, 2009. Mr. Ford was also granted 3,500 shares of restricted stock on March 18, 2009, when he was appointed as a director. Total compensation paid in 2009 to non-employee directors, including shares of restricted stock granted, director fees and retainers, matching under the Executive Nonqualified Excess Plan (the “EDC Plan”), and earnings under the EDC Plan is as follows:

						Change in
						Pension Value
						and Non-
	Fees			Executive		qualified
	Earned or			Deferred	Non-Equity	Deferred	All
	Paid in	Stock	Option	Compensation	Incentive Plan	Compensation	Other
Name	Cash	Awards(1)	Awards	and Matching	Compensation	Earnings(2)	Earnings	Total

Peter I. Bijur	$82,500	$61,226	$—	$12,375	$—	$1,227	$—	$157,328
David J. Butters	161,500	61,226	—	24,225	—	4,631	—	251,582
Brian R. Ford	47,250	133,256	—	7,088	—	1	—	187,595
Louis S. Gimbel, 3rd	54,500	61,226	—	8,175	—	—	—	123,901
Sheldon S. Gordon	89,000	61,226	—	13,350	—	—	—	163,576
Robert B. Millard	45,500	61,226	—	6,825	—	—	—	113,551
Robert T. O’Connell	59,000	61,226	—	8,850	—	—	—	129,076
Larry T. Rigdon	45,500	61,226	—	6,825	—	—	—	113,551
Rex C. Ross	54,500	61,226	—	8,175	—	79	—	123,980
(1)Value based on the per share market value of our Common Stock on the grant date.

(2)Represents deferred compensation earnings on salary and other incentive awards that the individual elects to defer where the earnings exceed a market rate specified by SEC rules.
Executive Nonqualified Excess Plan
          Under our EDC Plan each director may elect to defer up to 100% of any fees paid by us for distribution after retirement or resignation from the Board. Under the EDC Plan, deferred compensation can be used to purchase Common Stock or may be retained by the Company and earn interest at Prime plus 2%. The first 7.5% of compensation deferred must be used to purchase Common Stock and may be matched by the Company. The matching portion vests prorata over five years based on the individual director’s years of service on the Board. We have established a “rabbi” trust to fund the Common Stock portion of benefits under the EDC Plan. The funds provided to the trust are invested by an independent trustee in our Common Stock, which is purchased by the trustee on the open market or from us from shares held as treasury shares. The assets of the trust are available to satisfy the claims of all general creditors of the Company in the event of bankruptcy or insolvency. Distributions from the EDC Plan are made according to each director’s election in Common Stock for that portion deferred in Common Stock and in cash for that portion retained by the Company. Total compensation paid in 2009 to the non-employee directors, including director fees and retainers, and matching under the EDC Plan, is as follows:

	Aggregate				Aggregate	Aggregate
	Balance at	Director	Our	Aggregate	Withdrawals/	Balance at
	December 31,	Contributions	Contributions	Earnings	Distributions	December 31,
Name	2008	in 2009	in 2009	in 2009	in 2009	2009

Peter I. Bijur	$412,843	$82,500	$12,375	$31,933	$—	$539,651
David J. Butters	1,653,344	161,500	24,225	129,534	—	1,968,603
Brian R. Ford	—	4,725	7,088	(109)	—	11,704
Louis S. Gimbel, 3rd	100,044	27,250	8,175	19,765	—	155,234
Sheldon S. Gordon	441,788	89,000	13,350	86,411	—	630,549
Robert B. Millard	284,565	45,500	6,825	55,529	—	392,419
Robert T. O’Connell	91,579	4,425	8,850	17,879	—	122,733
Larry T. Rigdon	17,999	45,500	6,825	4,882		75,206
Rex C. Ross	61,034	54,500	8,175	10,204	—	133,913

Total	$3,063,196	$514,900	$95,888	$356,028	$—	$4,030,012
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
          No member of our Compensation Committee is or was an officer or employee of the Company or any of our subsidiaries or had any relationship requiring disclosure under applicable rules. During 2009, none of our executive officers served as (1) a member of the compensation committee of another entity, one of whose executive officers served on the Compensation Committee of the Company, (2) a director of another entity, one of whose executive officers served on the Compensation Committee of the Company, or (3) a member of the compensation committee of another entity, one of whose executive officers served as a director of the Company.
CONTRIBUTIONS TO TAX EXEMPT ORGANIZATIONS
          We have made no contributions to any tax exempt organization in which any independent director serves as an executive officer.
EXECUTIVE OFFICERS
          The following are executive officers and key employees of the Company, who serve at the discretion of the Board. All references in this Proxy Statement to the positions held by these persons with the Company prior to our Reorganization on February 24, 2010, are to the positions held by them with Old GulfMark.

Name	Position	Age

Bruce A. Streeter	President and Chief Executive Officer	61
Quintin V. Kneen	Executive Vice President, Chief Financial Officer and Secretary	44
John E. (“Gene”) Leech	Executive Vice President – Operations	57
Samuel R. Rubio	Vice President – Controller, Chief Accounting Officer and Assistant Secretary	50
David E. Darling	Vice President – Human Resources	55
          Bruce A. Streeter’s biographical information can be found in “Proposal No. 1 – Election of Directors” on page 7 of this proxy statement.
          Quintin V. Kneen was named Chief Financial Officer of the Company in June 2009. Mr. Kneen joined GulfMark in June 2008 as the Vice President – Finance and was named Senior Vice President– Finance and Administration in December 2008. Previously, he was Vice President-Finance & Investor Relations for Grant Prideco, Inc., serving in executive finance positions at Grant Prideco since June 2003. Prior to joining Grant Prideco, Mr. Kneen held executive finance positions at Azurix Corp. and was an Audit Manager with the Houston office of Price Waterhouse LLP. He holds an M.B.A. from Rice University and a B.B.A. in Accounting from Texas A&M University, and is a Certified Public Accountant and a Chartered Financial Analyst.

          John E. (“Gene”) Leech was named Executive Vice President – Operations of the Company in February 2001 after having served as Vice President – Operations from January 1997. He served as Vice President of our predecessor’s Marine Division from its formation in November 1990 until he became Vice President – Operations of the Company. Prior to November 1990, Mr. Leech was with Offshore Logistics, Inc. for a period of fifteen years serving in a number of capacities, including Manager Domestic Operations and International Operations Manager.
          Samuel R. Rubio was named Vice President – Controller and Chief Accounting Officer of the Company on December 31, 2008. Mr. Rubio joined the Company in 2005 as the Assistant Controller and was subsequently promoted to Controller in 2007. He has a B.B.A. degree from Sul Ross State University and is a Certified Public Accountant and a member of both the American Institute of Certified Public Accountants and the Texas Society of CPA’s. In addition, Mr. Rubio has over 25 years of experience in accounting at both operating division and corporate levels as well as the management of accounting organizations.
          David E. Darling was named Vice President – Human Resources of the Company on November 21, 2008 and has over 22 years of human resource (“HR”) experience. He came to the Company through our acquisition of Rigdon Marine, where he was employed as Human Resource Director since 2007. Prior to joining Rigdon Marine, Mr. Darling served as Executive Vice President of Human Resources for a wholly owned subsidiary of the Ford Motor Company which he joined in 2000. Additionally, Mr. Darling has 15 years of experience in the offshore vessel industry as Vessel Master, Operations Manager and Human Resources Manager with Zapata Gulf Marine and Tidewater, Inc. Mr. Darling earned his Bachelor of Science in Human Resources Management from Brenau University and his Master of Science in Human Resources Management and Labor Relations from the New York Institute of Technology.
COMPENSATION DISCUSSION AND ANALYSIS
Compensation Philosophy and Objectives
          Our compensation philosophy is to set the fixed compensation of our senior executives competitively for their demonstrated skills and industry experience. Variable compensation, both annual and long-term, should reflect the results of performance against a combination of quantitative and subjective measures. The Compensation Committee targets the median of the market for all elements of pay, including base salary, annual incentive, and long-term incentives. Our compensation programs are designed so that years of superior performance are rewarded with payouts that are near the 75th percentile of the market.
          Our compensation and benefits programs are designed to achieve the following objectives:
•
Compensation should enable us to attract, motivate and retain talented executive officers capable of leading the Company in a competitive and changing industry and to align the interests of our executives with those of our stockholders to ensure long term success and stockholder value.

•	Compensation should reflect the marketplace for talent. We strive to remain competitive with the pay of other peer companies with which we compete for talent.
•	Annual cash and equity awards should reflect progress towards Company-wide financial and personal goals that balance rewards for both short-term and long-term performance.
Administration
          Our executive compensation program is administered by the Compensation Committee of the Board, which is comprised of three non-employee independent directors. The specific duties and responsibilities of the Compensation Committee are described in this proxy statement under “Our Board of Directors – Board Committees and Meetings – Compensation Committee”. The recommendations of the Compensation Committee are approved by the full Board, including a majority of the independent directors.

Peer Group
          The Compensation Committee analyzes the compensation practices of a group of peer companies, consisting of other publicly-traded companies in the energy industry, including offshore vessel operators, offshore drilling companies, oilfield services companies and oil and gas exploration and energy companies within a range of market cap and revenue size similar to the Company. The Compensation Committee, while mindful of the compiled data from the peers, has not established a certain range of compensation for any element of pay from the peer groups but used it as a general guideline for discussion. The overall goal of this process is to enable us to provide total compensation packages that are competitive with prevailing practices in our industry and within our peer groups.
          In determining compensation for our named executive officers, each element of our compensation program is compared against published data. Based on previous work and recommendations coming from the Compensation Committee’s outside advisors, Pearl Meyer & Partners (“PM&P”) and Longnecker & Associates (“Longnecker”), the Compensation Committee has selected the following 13 companies against which to compare our executive compensation program:

Direct Peer Group	Broad Peer Group
Hornbeck Offshore Services, Inc.	Bristow Group, Inc.
Seacor Holdings Inc.	Global Industries, Ltd
Tidewater Inc.	Helix Energy Solutions Group, Inc.
Trico Marine Services, Inc.	Kirby Corporation
Oceaneering International, Inc.
Oil States International, Inc.
Parker Drilling Co
Superior Energy Services Inc.
Exterran Holdings, Inc.
          The Compensation Committee reviews the composition of the two peer groups on an annual basis. The Compensation Committee may elect to modify either group for future periods to reflect best practices in executive compensation or changes in our business or the business of other companies, in and outside the Broad Peer Group.
          In addition, our President and Chief Executive Officer and our Chief Financial Officer present industry compensation data based on reports prepared from information provided by Equilar Inc., a company that accumulates data from public filings, which the officers then sort by the Direct Peer Group and the Broad Peer Group.
Role of the Chief Executive Officer in Executive Compensation Decisions
          Our President and Chief Executive Officer works closely with the Compensation Committee providing his assessment and recommendations on the competitiveness of the programs, performance issues and challenges and makes recommendations for consideration pertaining to the compensation of his subordinate team. The Compensation Committee takes these recommendations into consideration and either approves or works with the President and Chief Executive Officer to develop suitable proposals. The President and Chief Executive Officer does not, however, make, participate in, provide input for or make recommendations about his own compensation.
Setting Performance Measures
          When setting performance goals and objectives, we attempt to use criteria that assess the Company’s performance against our Direct Peer Group rather than absolute performance. This is based on the belief that our absolute performance can be affected both negatively and positively by industry factors over which our executives have no control, such as prices for oil and natural gas. We have developed the metrics described below as we feel they reflect performance against our peers with a balance of specific goals internal to our company that will enhance our ability to grow and further create stockholder value.

          For additional detail regarding our performance measures and how they affect our executive compensation please see sections entitled “Non-Equity Incentive Plan Compensation” and “2009 Executive Compensation – 2009 Company Performance” below.
Performance Review
          At the end of each year, calculations required to support achievement of compensation goals established by the Compensation Committee are also provided to the Compensation Committee. The Compensation Committee then reviews the performance of our executive officers based on their achievement of the established objectives, contribution to the Company’s performance and individual performance. This review is shared with the President and Chief Executive Officer and recommendations for compensation are provided to the Board for consideration and approval.
          For our other named executive officers, performance criteria is set with at the beginning of the year and reviewed at the end of the year. Recommendations for compensation are approved by the President and Chief Executive Officer.
Use of Independent Advisors
          The Compensation Committee has, in the past, retained both PM&P and Longnecker to assist with and perform market and industry studies related to compensation levels and other market based studies. PM&P was retained to evaluate industry compensation practices, including base, bonus and long-term incentive values including annual grant levels. Longnecker was retained to evaluate industry employment contract provisions for executives similarly situated to our top four executive officers. The two consulting firms were independently retained by the Compensation Committee and neither firm performed work for management. In 2009, however, the Compensation Committee did not retain the services of any outside consultants or advisors. Rather, the Compensation Committee relied on previous studies and current market data prepared by Equilar, which the Compensation Committee determined to be sufficient for the purposes of making comparisons necessary to evaluate our executives’ compensation for 2009.
Compensation Program Components and Underlying Philosophy
          An executive’s compensation typically consists of:
•	base salary paid in cash;
•	annual non-equity incentive paid in cash;
•	long-term incentive awards;
•	employment agreements and severance and change in control arrangements;
•	deferred compensation;
•	perquisites;
•	benefits; and
•	indemnification agreements.
          The balance among these components is established annually by the Compensation Committee and is designed to recognize past performance, retain key employees and encourage future performance. For a breakdown of the mix of short term and long term compensation in 2009, please see the table included under the section entitled “Allocation of Short and Long-Term Compensation” below.

          The Compensation Committee reviews and recommends the specific base salary and bonus compensation of our top three executive officers, while Messrs. Rubio and Darling’s salary and bonus are determined by our President and Chief Executive Officer based on similar guidelines. The President and Chief Executive Officer recommends performance criteria for our named executive officers other than himself. Those executive officers do not participate in the deliberation process of the Compensation Committee. Our executive officers do participate in the review and award process for other key employees. The particular elements of the compensation programs for such persons are set forth in more detail below.
          Base Salary
          Salary for our executive officers is reviewed and set on an annually based on the market practices observed within the Direct and Broad Peer Groups. Salary levels are adjusted to take into account job responsibility, job complexity, individual performance, cost of living and other relevant factors. We believe this component of pay is one of the most effective ways to attract and retain executives. We generally set our named executive officers’ base salaries to fall between the 50th and 75th percentile of our peer groups.
          In addition to market practices, the Compensation Committee considers the Company’s overall merit budget that is established each year based on the prior year’s performance and planned performance for the current year. The objective is to allow for salary increases to retain, motivate and reward successful performance while maintaining affordability within our business plan. Though individual increases can be more or less than the budgeted percentage amount in a given year depending on individual performance, the aggregate of the increases must stay within budget in most cases. Exceptions can be made when executive officers are promoted and assume additional responsibilities.
          Non-Equity Incentive Plan Compensation
          We provide incentive compensation to our executive officers and key employees in the form of annual cash bonuses relating to financial and operational achievements during the prior year pursuant to the GulfMark Offshore, Inc. Incentive Compensation Plan for the purpose of retaining and motivating the executive officers and key employees. Cash bonus awards under our Incentive Compensation Plan are linked to individual performance, as well as the achievement of Company-wide and regional performance goals, and are designed to put a significant portion of total compensation at risk in order to motivate and retain our executive officers and key employees. This structure is designed to allow for a target total cash compensation opportunity (base salary plus non-equity incentive award) to be at or above the 50th percentile when compared to our Broad Peer Group.
          The cash amounts of such bonuses for executive officers are determined by the Compensation Committee using the following formula:

Annual Salary	x	Bonus Target Percentage (Individual Performance Multiplier)	x	Company- wide/Regional Performance Multiplier	=	Cash Bonus Amount
          The Compensation Committee establishes an annual bonus target for each executive officer based upon a review of the competitive data for that position, level of responsibility and ability to impact our success. Individual executive officer bonus targets for our named executives, other than our President and Chief Executive Officer, range from 50% to 100% of base salary. Individual performance that meets expectations yields application of the individual’s bonus target percentage, and performance that exceeds expectations can result in bonuses that range up to 150% of base salary. The President and Chief Executive Officer’s bonus has no limit, as the Compensation Committee believes there should be flexibility to award amounts in excess of base salary given attainment of significant achievements above the corporate and individual goals and objectives established for the year. The actual amount of the President and Chief Executive Officer’s cash bonus can range from 0% to 150% of the targeted bonus. The Compensation Committee also has the discretion to award up to an additional 30 to 40% of the aggregate of the targeted bonuses to recognize outstanding performance by executive officers or other management personnel included in our Incentive Compensation Plan.

          Individual performance criteria for our corporate financial officers’ incentive compensation decisions are based primarily on the assistance and performance of such persons in implementing corporate objectives within the scope of his or her responsibilities. In the case of operational officers, individual performance is primarily measured with regard to the operational results of the business operations for which such persons and lay employees were responsible.
          Company-wide and regional performance goals are based on operating income, EBITDA margin, return on investment, safety performance and specific administrative objectives. Our administrative objectives for 2009 included enhancement of the succession/management development model, continuation of successful global SAP integration and creation of a long term strategy to expand earning capacity. Although the achievement of certain financial objectives as measured by a business segment’s earnings are considered in determining incentive compensation, other subjective and less quantifiable criteria are also considered, such as market penetration, development of the fleet, and effectiveness of new information systems. In this regard, the Compensation Committee takes into account specific operational achievements that are expected to affect future earnings and results or that had an identifiable impact on the prior year’s results. For additional detail regarding our performance metrics and the Company’s actual performance, please see the section entitled “2009 Company Performance” below.
Incentive Equity Plan
          We also provide long-term incentive compensation to our executive officers and key employees through equity awards pursuant to our 1997 Incentive Equity Plan. The use of equity awards is intended to provide incentives to our executive officers and key employees to work toward our long-term goals. Equity awards are not granted by the Compensation Committee as a matter of course as part of the regular compensation of any executive or key employee. The decision to grant an equity award is based on the perceived incentive that any such grant will provide and the benefits that the grant may have on long-term stockholder value.
          Since 2004, equity awards granted by the Compensation Committee have been limited to restricted shares. Although the 1997 Plan provides flexibility to award different types of equity incentives, the Compensation Committee has chosen to award restricted stock instead of options or other equity awards because the Compensation Committee believes restricted stock awards create a higher level of retention. The awards are granted around the same time each year, in March of the year following the performance year, which gives the Compensation Committee enough time to review the prior year performance. The restrictions on the shares awarded generally lapse in thirds on each anniversary of the date of grant over three years.
          Grants of incentive awards are formula driven and use the following components to determine the number of shares granted:
•	overall company performance;
•	base salary plus cash bonus;
•	individual performance; and
•	closing share price on the date of determination of award.
          The number of shares awarded to each of our named executive officers is determined by the following formula:

(	Total Cash Compensation	x	Target Award Percentage	)	÷	Closing Share Price on Date of Grant	=	Number of Shares Awarded
          Consideration is also given to the anticipated contribution of the business operations for which the intended recipient has responsibility to overall stockholder value. Award levels are generally between the 50th and 75th percentile when compared to the Direct and Broad Peer Groups as listed above.

          Prior to 2004, the Company awarded stock options to executives and other key employees under the 1997 Plan. The stock options which have previously been granted and are currently outstanding are subject to vesting over a number of years and have exercise prices based on the market price of the Common Stock at the date of grant.
          Employment Agreements and Severance and Change of Control Arrangements
          We have entered into employment agreements with our top three executive officers: President and Chief Executive Officer, Executive Vice President and Chief Financial Officer, and Executive Vice President - Operations. These employment agreements provide, among other things, for a minimum base salary for the executive, for the executive’s participation in our Incentive Compensation Plan and our other incentive, savings, retirement and other benefit plans applicable to our executives generally and for the perquisites described below. In addition, the agreements provide for certain severance payments in the event the executive is terminated without cause or terminates his employment for good reason, including as a result of a change of control of the Company, as provided in the agreements.
          The purpose of the employment agreements is to:
•	ensure that we will have the continued dedication of the executive;
•	diminish the inevitable distraction of the executive resulting from the uncertainties and risks created by a pending or threatened change of control; and
•	to provide the executive with compensation and benefits arrangements that are competitive with those of other corporations.
          The change of control provision included in each of the employment agreement requires a double trigger in order to receive any payment in the event of a change of control situation. First, a change of control must occur, and second the individual must terminate his employment for good reason or the Company must terminate his employment without cause within six months prior to or one year following the change of control event. We believe providing a change of control protection ensures impartiality and objectivity of our named executive officers in the context of a change of control situation and protects the interests of our stockholders.
Deferred Compensation
          We provide our executives with the opportunity to defer certain portions of their salary and bonuses paid by us for distribution after retirement or resignation from the Company through our EDC Plan. The EDC Plan is intended to encourage the continued employment of the participating employees and to facilitate the recruiting of executive officers and other highly compensated employees required for our continued growth and profitability. Deferred compensation can be used to purchase shares of our Common Stock or may be retained by the Company and earn interest. We may match certain of the executive’s deferred compensation that is used to purchase Common Stock, and any matching portion will vest over time based on the individual officer’s years of service with the Company. Our executives’ benefits and participation in the EDC Plan are described in “Deferred Compensation” on page 30 of this proxy statement.

          Perquisites
          We provide our executives with perquisites and other personal benefits that the Company and the Compensation Committee believe are reasonable and consistent with our overall compensation program. Executives are provided with the following benefits as a supplement to their other compensation:
•
Use of vehicle: We provide each of Messrs. Streeter and Leech with a company vehicle for use for travel to and from the office and business-related events. We pay for all maintenance, insurance and gasoline for such vehicles; and

•
Use of club membership: We pay for the monthly membership fees for certain golf or social clubs for Messrs. Streeter and Leech. We encourage management to belong to a golf or social club so that they have an appropriate entertainment forum for customers and vendors.

          Benefits
          Our executive officers also participate in our other benefit plans on the same terms as other employees. These plans include a defined contribution plan, our 401(k) plan, for which we match up to 100% of the first 5% of salary contributed by the employee, medical, dental and term life insurance and our employee stock purchase plan. Messrs. Streeter, Leech and Kneen will also be provided with medical coverage from the date of retirement until they attain age 65. In addition, Messrs. Streeter and Leech each have life insurance policies for which we reimburse them for the premiums and impute the premiums paid or reimbursed to them as income to them for tax purposes.
          Indemnification Agreements
          We have entered into an indemnification agreement with each of our executives and independent directors (as well as certain other officers of the Company). These agreements provide for us to, among other things, indemnify the individual to the fullest extent permitted by applicable law against certain liabilities that may arise by reason of his or her relationship with the Company, provided he or she was acting in good faith and in a manner he or she reasonably believed to be in or not opposed to our best interests. The agreements further provide for us to advance reasonable expenses incurred by the individual in connection with proceedings covered by the agreement. In addition, we have agreed to use all commercially reasonable efforts to maintain a directors’ and officers’ liability insurance policy covering our directors and officers for losses from wrongful acts and omissions. The indemnification rights provided for in the indemnification agreements are in addition to the indemnification rights provided under our governing documents.
          Stock Ownership Guidelines
          In September 2008, the Board adopted stock ownership guidelines for our directors and executives, which were incorporated in our Governance & Nominating Policy and can be found on our website, www.gulfmark.com and can be accessed by first selecting “Investor Relations” and then selecting “Corporate Governance”. The guidelines require our directors and executive officers to hold the following values in the form of Company stock (the director’s annual base compensation or the executive’s base salary is multiplied by the appropriate multiple):
•	5x for the chief executive officer and all directors,

•	3x for the executive vice presidents, and

•	2x for all other vice presidents.
          Ownership of the guideline amounts must be maintained for as long as the director or executive officer is subject to the guidelines, subject to a three year phase in from the date of appointment of the director or executive officer.

2009 Executive Compensation
          Determination of 2009 Base Salary
          In recommending base salaries for 2009, the Compensation Committee considered the Company’s overall merit budget that was established on our overall 2008 performance, planned performance for 2009 and general external market merit trends. During the first quarter of 2009, the Compensation Committee approved base salaries for Messrs. Streeter, Guthrie and Leech. The President and Chief Executive Officer approved Messrs. Kneen, Rubio and Darling’s 2009 base salaries. Relevant industry and market data were considered and executive compensation benchmark data derived from executive compensation surveys and information relating to our Broad Peer Group were reviewed when making salary determinations. Based on the analysis of this information and the goals and objectives described above in “Compensation Program Components and Underlying Philosophy – Base Salary”, the Compensation Committee and our President and Chief Executive Officer determined the following 2009 base salaries were reasonable:

		2009 Base
Name	Title	Salary

Bruce A. Streeter	President and Chief Executive Officer	$592,250
Edward A. Guthrie(1)	Executive Vice President, Chief Financial Officer and Secretary	305,000
Quintin V. Kneen(1)	Executive Vice President and Chief Financial Officer and Secretary	285,000
John E. (“Gene”) Leech	Executive Vice President – Operations	314,500
Samuel R. Rubio	Vice President – Controller and Chief Accounting Officer and Assistant Secretary	175,000
David E. Darling	Vice President – Human Resources	170,000

(1)Mr. Guthrie retired effective June 29, 2009. Mr. Kneen was named Chief Financial Officer on that date.
          2009 Company Performance
          At the beginning of 2009, the Compensation Committee established a maximum annual cash incentive bonus level for each of Messrs. Streeter and Leech, as described in “Non-Equity Incentive Plan Compensation” above. It also established performance evaluation criteria for our President and Chief Executive Officer, which were to:
•	achieve operating income of $210 million;

•	attain return on investment of 14%;

•	meet or exceed the last twelve months average Direct Peer Group EBITDA margin;

•	attain LTIF (lost time incident frequency) of less than 0.65 per million man hours;

•	evaluate Global Phase I SAP implementation and commence implementation of SAP-Phase II; and

•	complete and implement the corporate succession plan.
     The Compensation Committee also approved the individual performance evaluation criteria recommended by the President and Chief Executive Officer for the named executive officers other than himself. For all named officers, goals and objectives contained specific financial, safety, administration/operations and subjective criteria.

          In early 2010, the Compensation Committee reviewed our actual performance relative to such performance evaluation criteria, which were:
•	actual operating income of $115 million (excluding a $46.2 million impairment charge), compared to the goal of $210 million;

•	return on investment of 8% versus the goal of 14%;

•	EBITDA margin for the period September 30, 2008 to October 1, 2009 of 48.3% compared to Direct Peer Group EBITDA margin of 36.0%;

•	LTIF (lost time incident frequency) of 0.25 for all of the regions compared to the goal of 0.65;

•	evaluation of whether the Global Phase I SAP benefits were obtained and whether the SAP-Phase II implementation was commenced; and

•	adoption of the corporate succession plan.
          Although not all of our Company-wide performance goals were attained, the Compensation Committee considered, among other factors, individual performance and the competitive market in the industry during 2009 and determined that, to reward individual achievement, maintain a competitive compensation package and retain high quality employees, the Company needed to pay competitive annual incentive bonuses for 2009, as further described below.
          Chief Executive Officer Annual Cash Incentive Bonus
          Based on the policies described above, the Compensation Committee reviewed all elements of Mr. Streeter’s total compensation for 2009, including his base salary, annual cash incentive bonus and long-term incentive award. Based on the Compensation Committee’s review of these and other subjective factors, they found Mr. Streeter’s total compensation to be reasonable and not excessive. Having reviewed the contribution that Mr. Streeter made to our performance in 2009, the Compensation Committee believed that he continued to demonstrate the integrity, planning and leadership qualities that the executive compensation program was designed to foster and reward. In light of the foregoing, the Compensation Committee concluded that Mr. Streeter should receive an annual cash incentive bonus for his 2009 performance in the amount of $350,000, which is based upon our performance and Mr. Streeter’s exceptional individual performance.
          Annual Cash Incentive Bonus of Other Named Executive Officers
          The Compensation Committee reviewed all elements of total compensation for Messrs. Kneen and Leech for 2009 in the same manner as it reviewed the total compensation for our President and Chief Executive Officer. The Compensation Committee also considered recommendations from the President and Chief Executive Officer regarding total compensation for Messrs. Kneen, Leech, Rubio and Darling. Based on Company performance as evidenced in the “2009 Company Performance” section above, as well as their individual performance, and applying the formula described above in “Non-Equity Incentive Plan Compensation”, the Compensation Committee concluded that (1) Mr. Kneen should receive an annual cash incentive bonus for his 2009 performance in the amount of $300,000 which is also intended to recognize his promotion to Chief Financial Officer and his increased responsibilities, and (2) Mr. Leech should receive an annual cash incentive bonus for his 2009 performance in the amount of $200,000. The President and Chief Executive Officer concluded that based on Company performance, as well as individual performance, and applying the formula described above in “Non-Equity Incentive Plan Compensation” Mr. Rubio should receive an annual cash incentive bonus for his 2009 performance in the amount of $90,000, and Mr. Darling should receive an annual cash incentive bonus for his 2009 performance in the amount of $69,375.

          2009 Grants of Long-Term Incentive Awards
          The Compensation Committee believes long-term incentive awards provide an effective means of executive retention and an incentive to build stockholder value. The determination of the number of shares granted is based on market compensation data as well as the executive’s responsibility and ability to influence the management and performance of the Company.
          Based on the performance of our Common Stock and the Compensation Committee’s review of competitive practices, our financial achievements and individual performance, the Compensation Committee determined awards under our 1997 Incentive Equity Plan in the form of restricted stock to our named executive officers for performance in 2009 were reasonable.
          The Compensation Committee granted (1) 24,227 shares of restricted stock to Mr. Streeter, (2) 17,192 shares of restricted stock to Mr. Kneen, and (3) 9,318 shares of restricted stock to Mr. Leech. The President and Chief Executive Officer concluded that Mr. Rubio should be granted 4,939 shares of restricted stock and Mr. Darling should receive 4,700 shares of restricted stock. In determining the number of shares awarded to each officer, the Compensation Committee applied the factors and formula described above in the section “Compensation Program Components and Underlying Philosophy – Incentive Equity Plan”. No stock options were granted to any named executive officer during 2009. The terms of these restricted stock grants are described in the “Outstanding Equity Awards at Year-End” table on page 29 of this proxy statement.
          Allocation of Short and Long-Term Compensation
          The Compensation Committee chose to allocate the compensation program for our executive officers and key employees between equity-based and non-equity-based compensation in order to balance the policies of supporting long-term performance measures while rewarding yearly performance goals. In 2009, the percentage of short-term to long-term benefits given to Messrs. Streeter, Kneen, Leech, Rubio and Darling is listed below based on the 2009 Summary Compensation Table:

Name	Short-Term Benefits(1)	Long-Term Benefits(2)	Total
Bruce A. Streeter	52%	48%	100.0%
Quintin V. Kneen	51%	49%	100.0%
John E. (“Gene”) Leech	57%	43%	100.0%
Samuel R. Rubio	58%	42%	100.0%
David E. Darling	59%	41%	100.0%

(1)Short-Term Benefits include salary, bonus, non-equity incentive plan awards, insurance premiums paid, club dues, and personal use of Company vehicles.

(2)Long-Term Benefits include stock awards, matching amounts under the EDC Plan and retirement contributions.
Determination of 2010 Annual Base Salary and Incentive Bonus Potential
          In early 2010, the Compensation Committee also considered whether adjustments should be made to the base salaries and incentive bonus potential under the Incentive Compensation Plan for the named executive officers for 2010. The Compensation Committee adjusted each of Messrs. Streeter, Kneen and Leech’s base salary and incentive bonus potential based on individual performance, competitive norms, current market conditions and the other factors discussed under “Compensation Components and Underlying Philosophy – Base Salary” and “Compensation Components and Underlying Philosophy – Non-Equity Incentive Plan Compensation” above. The President and Chief Executive Officer determined that Mr. Rubio’s and Mr. Darling’s 2010 compensation should be adjusted as set forth below based on the same factors used to determine the compensation of the other named officers. The following table sets forth the 2010 base salaries and the target incentive bonus potential (as a percentage of base salary) for the named executive officers.

		2010 Base	Target 2010 Incentive Bonus
Name	Title	Salary	(as a % of Base Salary)

Bruce A. Streeter	President and Chief Executive Officer	$610,275	100	% (1)
Quintin V. Kneen	Executive Vice President, Chief Financial Officer and Secretary	293,550	100%
John E. (“Gene”) Leech	Executive Vice President – Operations	323,935	100%
Samuel R. Rubio	Vice President – Controller and Chief Accounting Officer	200,000	50%
David E. Darling	Vice President – Human Resources	194,250	50%

          (1)The President and Chief Executive Officer has an unlimited incentive bonus potential as the Compensation Committee believes there should be flexibility to award amounts in excess of base salary given attainment of significant achievements above the corporate and individual goals and objectives established for the year.

Tax Considerations
          During 1993, Congress enacted legislation that could have the effect of limiting the deductibility of executive compensation paid to each of a company’s five highest paid executive officers. This legislation provides that compensation paid to any one executive in excess of $1,000,000 will not be deductible unless it is performance-based and paid under a plan that has been approved by stockholders consistent with the requirements of Section 162(m) of the Internal Revenue Code. The Compensation Committee periodically reviews the application of this legislation when reviewing executive compensation; however, the limitation on deductibility of executive compensation has not had a material impact on the Company to date, and the decision has been to retain the flexibility of the current approach in setting goals and applying discretion where and when required. If the stockholders approve the 2010 Plan, it will allow the Compensation Committee to grant awards to employees that comply with the requirements of Section 162(m).
COMPENSATION COMMITTEE REPORT
          The Compensation Committee has reviewed and discussed with the management of GulfMark Offshore, Inc. (the “Company”) the Compensation Discussion and Analysis included in its proxy statement. Based on that review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement.
          Submitted by the Compensation Committee of the Board:
David J. Butters – Chairman of the Compensation Committee
Peter I. Bijur – Compensation Committee Member
Sheldon S. Gordon – Compensation Committee Member

2009 SUMMARY COMPENSATION TABLE

							Change in
							Pension Value
							and
							Nonqualified
						Non-Equity	Deferred
Name and Principal				Stock	Option	Incentive Plan	Compensation	All Other
Position	Year	Salary	Bonus	Awards(1)	Awards	Compensation(2)	Earnings(3)	Compensation(4)	Total

Bruce A. Streeter President and Chief Executive Officer	2009	$592,250	$—	$681,990	$—	$350,000	$ 243	$219,320	$1,843,803
	2008	575,000	—	1,184,898	—	700,000	1,584	200,757	2,662,239
	2007	500,000	—	1,667,987	—	675,000	1,569	182,136	3,026,692

Edward A. Guthrie(5)	2009	180,653	—	—	—	198,160	2,541	93,219	474,573
Executive Vice President,	2008	305,000	—	523,050	—	400,000	22,446	111,248	1,361,744
Chief Financial Officer, and Secretary	2007	285,000	—	787,202	—	384,750	22,492	105,784	1,585,228
Quintin V. Kneen(5)	2009	285,000	—	483,955	—	300,000	—	84,084	1,153,039
Executive Vice President,	2008	128,333	—	243,293	—	192,500	—	22,456	586,582
Chief Financial Officer and Secretary
John E. (“Gene”) Leech	2009	314,500	—	262,302	—	200,000	179	125,946	902,927
Executive Vice	2008	305,000	—	523,050	—	400,000	1,245	115,162	1,344,457
President – Operations	2007	285,000	—	787,202	—	384,750	1,373	114,478	1,572,803

Samuel R. Rubio	2009	175,000	—	139,033	—	90,000	—	51,695	455,728
VP – Controller and	2008	144,167	—	122,100	—	100,000	—	36,059	402,326
Chief Accounting Officer and Assistant Secretary
David E. Darling	2009	170,000	—	132,305	—	69,375	—	34,466	406,146
Vice President – Human Resources
          (1)Awards are valued based on the market value of the Common Stock on the grant date.
          (2)Represents cash amounts for 2009 which are paid in 2010 under the Incentive Compensation Plan. The calculation is based on factors identified by the Compensation Committee and discussed in the “Compensation Discussion and Analysis” on pages 16 to 26 of this proxy statement.
          (3)Represents deferred compensation earnings on salary and other incentive awards that the individual elects to defer where the earnings exceed a market rate specified by SEC rules.
          (4)All Other Compensation includes the following:

		Life		Personal
	Matching	Insurance		Use of
	401K	Policy	Club	Company		Moving
Name	Contributions	Premiums	Dues	Vehicles	EDC Match	Expenses	Total

Bruce A. Streeter	$ 12,250	$ 4,824	$ 3,423	$ 4,986	$ 193,837	$—	$ 219,320
Edward A. Guthrie	12,250	—	—	—	80,969	—	93,219
Quintin V. Kneen	12,219	240	—	—	71,625	—	84,084
John E. (“Gene”) Leech	12,250	4,340	—	2,181	107,175	—	125,946
Samuel R. Rubio	9,893	552	—	—	41,250	—	51,695
David E. Darling	7,862	1,104	—	—	25,500	—	34,466
          (5)Mr. Guthrie retired effective June 29, 2009. On the same date, Mr. Kneen was named Executive Vice President and Chief Financial Officer.

EMPLOYMENT AGREEMENTS
          We have entered into employment agreements with Messrs. Streeter, Kneen, and Leech. Mr. Streeter’s agreement became effective December 31, 2006, and was amended and restated effective October 14, 2009. It entitles Mr. Streeter to be employed as President of the Company and certain of our subsidiaries and to receive a minimum annual salary of $400,000. Mr. Kneen’s agreement became effective October 14, 2009, and entitles him to be employed as Executive Vice President and Chief Financial Officer of the Company and certain of our subsidiaries and to receive a minimum annual salary of $285,000. Mr. Leech’s agreement became effective December 31, 2006, and was amended and restated effective October 14, 2009. His agreement entitles him to be employed as Executive Vice President-Operations of the Company and certain of our subsidiaries and to receive a minimum annual salary of $275,000. The current terms of each of these agreements expire on December 31, 2010, and will be automatically renewed for additional terms of one year each unless 120 days notice is given by us or the executive prior to termination of the then-current term.
          The employment agreements each provide that the executive will be eligible to participate in the Company’s bonus and other benefit plans, and be reimbursed for a country club membership, and in the case of Messrs. Streeter and Leech, provide for the use of a company vehicle.
          The agreements further provide for certain severance payments and other termination benefits to the executives. Those payments and benefits are described in “Potential Payments upon Termination or Change of Control” beginning on page 31 of this proxy statement.
GRANTS OF PLAN-BASED AWARDS

					All Other	All Other
					Stock	Stock
					Awards:	Awards:	Exercise or	Grant Date
					Number of	Number of	Base Price	Fair Value
		Estimated Possible Payouts Under Non-			Shares of	Securities	of Option	of Stock
		Equity Incentive Plan Awards			Stock or	Underlying	Awards	and Options
Name	Grant Date	Threshold	Target	Maximum	Units(1)(2)	Options	($/Sh)	Awards

Bruce A. Streeter	3/24/2010	$ —	$592,250	$888,375	24,227	—	$ —	$681,990
Quintin V. Kneen	3/24/2010	—	285,000	427,500	17,192	—	—	483,955
John E. (“Gene”) Leech	3/24/2010	—	314,500	471,750	9,318	—	—	262,301
Samuel R. Rubio	3/24/2010	—	87,500	131,250	4,939	—	—	139,033
David E. Darling	3/24/2010	—	85,000	127,500	4,700	—	—	132,305
          (1)Our restricted stock is issued under our 1997 Incentive Equity Plan and vesting is subject to continued employment with the Company and, while previous performance is considered in making the award, once awarded, the restricted stock is not tied to any level of performance requirements.
          (2)Restrictions on the restricted stock awarded lapse over three years, 1/3 per year. If declared, dividends will be paid on restricted stock awards prior to vesting.

OUTSTANDING EQUITY AWARDS AT YEAR-END
          The following table provides information concerning unexercised options and restricted stock that have not vested for each named executive officer as of December 31, 2009:

	Option Awards					Stock Awards
										Equity
										Incentive
									Equity	Plan
									Incentive	Awards:
									Plan	Market or
			Equity						Awards:	Payout
			Incentive						Number of	Value of
			Plan Awards:						Unearned	Unearned
	Number of	Number of	Number of			Number of			Shares,	Shares,
	Securities	Securities	Securities			Shares or		Market Value	Units or	Units or
	Underlying	Underlying	Underlying			Units of		of Shares or	Other	Other
	Unexercised	Unexercised	Unexercised	Option	Option	Stock That		Units of Stock	Rights	Rights
	Options	Options	Unearned	Exercise	Expiration	Have Not		That Have	That Have	That Have
Name	Exercisable	Unexercisable	Options	Price	Date	Vested		Not Vested(1)	Not Vested	Not Vested

Bruce A. Streeter	60,000	—	—	$7.1563	2/24/10		—	$—	—	—
	70,000	—	—	16.27	2/27/11		—	—	—	—
	70,000	—	—	17.44	2/27/12		—	—	—	—
	—	—	—	—	—				—	—
	—	—	—	—	—	12,180	(2)	344,816	—	—
	—	—	—	—	—	27,234	(3)	770,995	—	—
	—	—	—	—	—	71,812	(4)	2,032,998	—	—
Quintin V. Kneen	—	—	—	—	—	4,000	(5)	113,240	—	—
						14,745	(4)	417,431
John E. (“Gene”) Leech	30,000	—	—	7.1563	2/24/10		—	—	—	—
	36,000	—	—	16.27	2/27/11		—	—	—	—
	40,000	—	—	17.44	2/27/12		—	—	—	—
	—	—	—	—	—	6,880	(2)	194,773	—	—
	—	—	—	—	—	12,853	(3)	363,868	—	—
	—	—	—	—	—	31,700	(4)	897,427	—	—
Samuel R. Rubio	—	—	—	—	—	916	(6)	25,946	—	—
	—	—	—	—	—	2,000	(7)	56,620	—	—
	—	—	—	—	—	7,400	(4)	209,494	—	—
David E. Darling	—	—	—	—	—	4,225	(4)	119,610	—	—
	—	—	—	—	—	2,925	(8)	82,807	—	—
          (1)Value based on the market value of the Common Stock on December 31, 2009 which was $28.31 per share.
          (2)Restricted stock award vests on January 23, 2010.
          (3)Restricted stock award vests 1/2 on each of January 25, 2010 and 2011.
          (4)Restricted stock award vests 1/3 on each of March 13, 2010, 2011 and 2012.
          (5)Restricted stock award vests on June 9, 2011.
          (6)Restricted stock award vests on June 15, 2010.
          (7)Restricted stock award vests 1/2 on each of June 15, 2010 and 2011.
          (8)Restricted stock award vests on July 1, 2011.

2009 OPTION EXERCISES AND STOCK VESTED
          The table below provides information on stock option exercises and sales of vested stock options by our named executive officers under during 2009, including the number of shares acquired upon exercise and the value realized, before payment of any applicable withholding tax and broker commissions.

	Option Awards		Stock Awards
	Number of		Number of Shares
	Shares Acquired	Value Realized on	Acquired	Value Realized on
Name	on Exercise	Exercise(1)	on Vesting	Vesting(1)

Bruce A. Streeter	66,000	$ 1,289,099	33,299	$ (391,265)
Edward A. Guthrie	62,000	688,860	70,064	(99,476)
Quintin V. Kneen	—	—	—	—
John E. (“Gene”) Leech	28,000	420,050	18,341	(216,382)
Samuel R. Rubio	—	—	2,583	(37,414)
David E. Darling	—	—	—	—
          (1)Value realized represents the difference between the fair market value of the shares at the time of exercise or vesting, as appropriate, and the exercise price or fair market value of the shares at the time of grant.
EQUITY COMPENSATION PLANS
          The table below provides information relating to our equity compensation plans as of December 31, 2009:

Number of Securities
Remaining Available
	Number of Securities	Weighted-Average	for Future Issuance
	to be Issued upon	Exercise Price of	Under Compensation
	Exercise of	Outstanding	Plans (Excluding
	Outstanding Options,	Options, Warrants	Securities Reflected in
Plan Category	Warrants and Rights	and Rights	First Column)

Equity compensation plans approved by stockholders(1)	457,650	$15.74	1,220,964
Equity compensation plans not approved by stockholders	—	—	—

Total	457,650	$15.74	1,220,964
          (1)Related to the Amended and Restated 1993 Non-Employee Director Stock Option Plan, the 1997 Incentive Equity Plan and the 2005 Non-Employee Director Share Incentive Plan.
DEFERRED COMPENSATION
2009 Executive Nonqualified Excess Plan Compensation
          Under our EDC Plan each officer may elect to defer up to 50% of any salary and a minimum of 10% of bonus paid by us for distribution after retirement or resignation from the Company. Under the EDC Plan, deferred compensation can be used to purchase Common Stock or may be retained by the Company and earn interest at Prime plus 2%. The first 7.5% of compensation deferred must be used to purchase Common Stock and may be matched by the Company. The matching portion vests prorata over five years based on the individual officer’s years of service with the Company. We have established a “rabbi” trust to fund the Common Stock portion of benefits under the EDC Plan. The funds provided to the trust are invested by an independent trustee in our Common Stock, which is purchased by the trustee on the open market or from us from shares held as treasury shares. The assets of the trust are available to satisfy the claims of all general creditors of the Company in the event of bankruptcy or insolvency. Distributions from the EDC Plan are made according to the officers’ election in Common Stock for that portion deferred in Common Stock and in cash for that portion retained by the Company. Total compensation in 2009 which has been deferred by the officers, including any matching under the EDC Plan, is as follows:

	Aggregate					Aggregate
	Balance at	Executive	Our	Aggregate	Aggregate	Balance at
	December 31,	Contributions	Contributions	Earnings	Withdrawals/	December 31,
Name	2008	in 2009	in 2009	in 2009(1)	Distributions	2009

Bruce A. Streeter	$964,842	$114,419	$193,837	$260,550	$ —	$1,533,648
Edward A. Guthrie(2)	1,588,360	53,979	80,968	217,150	1,940,457	—
Quintin V. Kneen	14,644	40,625	71,625	29,581	—	156,475
John E. (“Gene”) Leech	734,031	63,587	107,175	181,693	—	1,086,486
Samuel R. Rubio	86,881	23,125	41,250	30,642	—	181,898
David E. Darling	—	12,751	25,500	1,289	—	39,540
          (1)Aggregate Earnings, which include interest, are included under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table only to the extent they exceed the market rate specified by SEC rules, as shown in Footnote 3 to the Summary Compensation Table.
          (2)Mr. Guthrie retired effective June 29, 2009.
          At December 31, 2009, we had a total deferred compensation liability of $2,998,047 to the above named officers under the EDC Plan.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
          The following describes the amounts potentially payable to Messrs. Streeter, Kneen and Leech upon termination of employment or if we undergo a change of control under their employment agreements and our stock plans and other compensation programs. The amounts set forth in this section are estimates that are based on a number of assumptions. Actual amounts payable to our named executive officers could be materially different. The following discussion is based on each named executive officer’s employment agreement, salary level and restricted stock and stock option holdings as of December 31, 2009, and the benefits paid to the named executive officer during 2009 and assumes the termination or change of control occurs on December 31, 2009. In addition, it assumes a price per share of our Common Stock of $28.31, which was the closing price per share on December 31, 2009, as reported on the New York Stock Exchange.
          Under Messrs. Streeter, Kneen and Leech’s respective employment agreements, each executive is entitled to receive termination benefits in the event he terminates his agreement with us for “good reason” or is terminated without “cause” by us, either during the term of his agreement or during a “change of control” period, defined as the period beginning on the six month anniversary of a change of control and ending on the twelve month anniversary of a change of control.
          The terms “cause,” “good reason,” and “change of control” are defined in the executives’ employment agreements and have the meanings generally described below. You should refer to the individual agreements for the actual definitions.
          Good reason is defined in the employment agreements as:
•	a significant reduction in the duties or responsibility of the executive or the assignment to him of duties materially inconsistent with his position;

•	relocation of more than 75 miles from his present business address; or

•	material breach by us of his employment agreement.

          Cause is defined in the agreements as:
•	the willful and continued failure by the executive to perform his duties;

•	the executive being convicted of or a plea of nolo contendere to the charge of a felony;

•	the commission by the executive of a material act of dishonesty or breach of trust resulting or intending to result in personal benefit or enrichment to the executive at the expense of the Company; or

•	an unauthorized absence from employment.
          “Change-of-Control” generally means that:
•
the majority of the Board of Directors consists of individuals other than those serving as of the date of the named executive’s employment agreement or those that were not elected by at least 50% of those directors;

•	there has been a merger of the Company in which at least 50% of the combined post-merger voting power of the surviving entity does not consist of the Company’s pre-merger voting power;

•	at least 20% of our Common Stock has been acquired by one person or persons acting as a group; or

•	the Company is liquidating or selling all or substantially all of its assets.
          If Mr. Streeter’s employment terminates as described above, he will be entitled to receive a payment equal to two-and-a-half times his annual base salary as then in effect plus the prior year’s annual bonus, and all stock options and restricted stock not then vested or exercisable, as the case may be, will immediately vest and become fully exercisable. If Mr. Kneen or Mr. Leech’s employment terminates, he will be entitled to receive a payment equal to two times his annual base salary as then in effect plus the prior year’s annual bonus, and all stock options and restricted stock not then vested or exercisable, as the case may be, will immediately vest and become fully exercisable. Each of Messrs. Streeter, Kneen and Leech will also receive his annual base salary through the date of termination, a portion of the prior year’s annual bonus, any compensation previously deferred, and any accrued vacation pay.
          If any payment or distribution to Messrs. Streeter, Kneen, or Leech would be subject to the excise tax imposed by Section 4999 of the Code, or any successor provision thereto, or any interest or penalties are incurred by him for the excise tax, then he is entitled to receive an additional payment (a “Gross-Up Payment”) in an amount such that after payment of all taxes (including any interest or penalties imposed), including any income taxes (and any interest and penalties imposed with respect thereto) and any excise tax imposed upon the Gross-Up Payment, he retains an amount of the Gross-Up Payment equal to the excise tax imposed upon the payments.
          Additionally, if Messrs. Streeter, Leech or Kneen is terminated during a change of control period, he and his family will receive, for the remainder of his employment agreement, welfare benefit plans at least equal to those provided during his employment. For six months after termination, we will promptly reimburse him for reasonable expenses incurred for outplacement services and/or counseling. We will promptly transfer and assign all life insurance policies on which we were previously reimbursing premium payments. Messrs. Streeter or Leech may also use, at his full expense, the Company automobile for six months after termination or until he is employed elsewhere.

Bruce A. Streeter
          The following table describes the potential payments upon termination, a change of control of the Company or the death or disability of Mr. Streeter, our President and Chief Executive Officer.

	Termination
	by the	Termination	Termination
Executive Benefits and Payments	Executive for	without	Upon Change	Death or
Upon Termination	Good Reason	Cause	of control	Disability

Compensation:
Base Salary ($592,500)	$1,481,250	$1,481,250	$1,481,250	$—
Bonus ($700,000)	700,000	700,000	700,000	—
Gross Up Payment	—	—	—	—
Medical Benefits	77,701	77,701	77,701	77,701
Vacation	56,971	56,971	56,971	56,971
Automobile	20,428	20,428	20,428	20,428
Long-term incentives:
Stock Options: Unvested	—	—	—	—
Restricted Stock: Unvested	3,148,808	3,148,808	3,148,808	3,148,808

Total	$5,485,158	$5,485,158	$5,485,158	$3,303,908
Quintin V. Kneen
          The following table describes the potential payments upon termination, a change of control of the Company or the death or disability of Mr. Kneen, our Executive Vice President, Chief Financial Officer, and Secretary.

	Termination
	by the	Termination	Termination
Executive Benefits and Payments	Executive for	without	Upon Change	Death or
Upon Termination	Good Reason	Cause	of control	Disability

Compensation:
Base Salary ($285,000)	$712,500	$712,500	$712,500	$—
Bonus ($192,500)	192,500	192,500	192,500	—
Gross Up Payment	541,174	541,174	541,174	—
Medical Benefits	500,003	500,003	500,003	500,003
Vacation	27,404	27,404	27,404	27,404
Automobile	—	—	—	—
Long-term incentives:
Stock Options: Unvested	—	—	—	—
Restricted Stock: Unvested	530,671	530,671	530,671	530,671

Total	$2,504,252	$2,504,252	$2,504,252	$1,058,078

John E. Leech
          The following table describes the potential payments upon termination, a change of control of the Company or the death or disability of Mr. Leech, our Executive Vice President – Operations.

	Termination
	by the		Termination
Executive Benefits and Payments	Executive for	Termination	Upon Change	Death or
Upon Termination	Good Reason	without Cause	of control	Disability

Compensation:
Base Salary ($314,500)	$786,250	$786,250	$786,250	$—
Bonus ($400,000)	400,000	400,000	400,000	—
Gross Up Payment	—	—	—	—
Medical Benefits	190,092	190,092	190,092	190,092
Vacation	30,240	30,240	30,240	30,240
Automobile	28,788	28,788	28,788	28,788
Long-term incentives:
Stock Options: Unvested	—	—	—	—
Restricted Stock: Unvested	1,456,068	1,456,068	1,456,068	1,456,068

Total	$2,891,438	$2,891,438	$2,891,438	$1,705,188
Samuel R. Rubio and David E. Darling
          Mr. Rubio and Mr. Darling do not have an employment agreement. Their rights under a change of control are governed by our Severance Benefits policy applicable to all employees of the Company and are contingent on an equal position not being made available within nine months of the change of control event. Mr. Rubio would receive twelve months salary, or $175,000, if the conditions of the change of control event are satisfied under the policy. All employee equity based plans currently provide for immediate vesting of all options and restricted stock on a change of control, which would result in 10,316 shares of restricted stock vesting with a value of $292,046 at December 31, 2009, based on the closing price per share of $28.31. Therefore, the total amount Mr. Rubio would receive under a change of control, assuming such change of control occurred on December 31, 2009, would be $467,046. Mr. Darling would receive twelve months salary, or $170,000, if the conditions of the change of control event are satisfied under the policy. All employee equity based plans currently provide for immediate vesting of all options and restricted stock on a change of control, which would result in 7,150 shares of restricted stock vesting with a value of $202,417 at December 31, 2009, based on the closing price per share of $28.31. Therefore, the total amount Mr. Darling would receive under a change in control, assuming such change of control occurred on December 31, 2009, would be $372,416.
AUDIT COMMITTEE REPORT
          We have reviewed and discussed the audited financial statements of GulfMark Offshore, Inc., (the “Company”) for the year ended December 31, 2009 with management and have discussed with UHY LLP (“UHY”), our independent auditors, the matters required to be discussed by the statement on Auditing Standard No. 114, The Auditors Communication with Those Charged with Governance, as amended or supplemented with respect to those statements, and the requirements of the Public Company Accounting Oversight Board.
          We have received the written disclosures and the letter from UHY required by applicable requirements of the Public Company Accounting Oversight Board regarding UHY’s Communications with the audit committee concerning independence, and have discussed with UHY its independence in connection with its audit of our most recent financial statements.
          We also reviewed and discussed such other matters as we deemed appropriate, including the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002 and rules adopted or proposed to be adopted by the Securities and Exchange Commission.

          Based on the foregoing review and discussion, and relying on the representation of Company management and the independent registered public accounting firm’s report, we recommended to the Board that such audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 filed with the Securities and Exchange Commission.
Sheldon S. Gordon, Chairman of Audit Committee
Peter I. Bijur, Audit Committee Member
Brian R. Ford, Audit Committee Member
Robert O’Connell, Audit Committee Member
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
          Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by the regulation to furnish us with copies of all Section 16(a) forms they file.
          Based solely on our review of the copies of such forms received, or written representations from certain reporting persons that no Form 5 reports were required for those persons, we believe that all filing requirements applicable to our officers and directors and greater than 10% owners were complied in 2009, except as disclosed in the proxy statement for our 2009 Annual Meeting of Stockholders.
PROPOSAL NO. 2
PROPOSAL TO ADOPT THE 2010 OMNIBUS EQUITY INCENTIVE PLAN
Background
          Our Board has adopted, subject to stockholder approval, a new incentive equity plan for our employees to replace our 1997 Incentive Equity Plan, as amended. The 2010 Plan is updated to reflect current compensation trends, and in particular is designed to allow grants of awards that are not disallowed as deductions for executive compensation under Section 162(m) of the Code. See “Our Tax Consequences.” Over the last several years, the Company has also broadened the categories of employees receiving awards and increased the number of awards given. As a result, we want to simplify the process for granting awards to non-executive employees and to increase the number of shares available for award as equity incentives to our employees. The 2010 Plan authorizes grants totaling 1,000,000 shares. If the 2010 Plan is approved by the stockholders, no further shares will be awarded under the 1997 Plan. Currently there are 660,178 shares available for issuance under the 1997 Plan, so adoption of the 2010 Plan would result in a net increase of 339,822 shares available for grants to employees.
Description of the 2010 Plan
          The following is a summary of the material terms of the 2010 Plan and is qualified in its entirety by the text of the 2010 Plan. A copy of the 2010 Plan is attached as Exhibit A to this proxy statement.
          Purpose
          The purpose of the 2010 Plan is to promote the long-term success of the Company and create value for our stockholders. The 2010 Plan is intended to:
•	encourage our employees to focus on long-term objectives;

•	help us attract and retain employees with exceptional qualifications; and

•
further align our employees’ interests with those of our other stockholders through compensation that is based on our Common Stock, as well as cash awards tied to the attainment of pre-established performance goals.

          Eligible Participants
          All our employees (including employees of our subsidiaries) are eligible to receive awards under the 2010 Plan. The Committee may grant awards to employees who are foreign nationals on terms and conditions different from those specified in the 2010 Plan, as the Committee deems necessary to achieve the purposes of the 2010 Plan and comply with applicable foreign laws. As of the date of this proxy statement, the number of eligible participants is approximately 1,600.
          Administration
          The 2010 Plan will be administered by the Compensation Committee of our Board. The Compensation Committee has the authority to interpret and construe all provisions of the 2010 Plan and to make all decisions and determinations relating to the operation of the 2010 Plan, including the authority and discretion to:
•	select the individuals to receive awards;

•	determine the time or times when awards will be granted and will vest;

•	establish the terms and conditions upon which awards may be exercised or settled; and

•	determine the conditions under which an unvested award may be accelerated or forfeited.
          The Board may also appoint one or more directors or our chief executive officer to make grants of awards to employees who are not executive officers under Section 16 of the Exchange Act. As used in this description of the 2010 Plan, “Committee” means either the Compensation Committee, the directors or our CEO appointed by the Board to make grants to employees who are not executive officers, as applicable.
          Duration
          If approved by the stockholders, the 2010 Plan will be effective as of April 23, 2010, the date it was adopted by our Board. The 2010 Plan will continue in effect until the tenth anniversary of its adoption, or April 23, 2020, unless earlier terminated by our Board. If stockholder approval is not obtained, the 2010 Plan will be null and void and our 1997 Plan will remain in effect.
          Shares Subject to Plan
          Upon stockholder approval, a maximum of up to 1,000,000 shares of our Common Stock will be immediately available for issuance under the 2010 Plan. This maximum reflects the 660,178 shares remaining available for issuance under our 1997 Plan, as well as an additional 339,822 shares. All shares available under the 2010 Plan are available for issuance as incentive stock options. The maximum number of shares of our Common Stock that may be issued pursuant to restricted stock awards is 750,000.
          Any shares subject to awards under the 2010 Plan will be counted against the shares available for issuance as one share for every share subject thereto. If an award under the 2010 Plan is forfeited or is settled in cash, the subject shares will again be available for grant under the 2010 Plan and will not count against the limitations applicable to any type of award or grant.
          In the event the outstanding shares of our Common Stock are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, the maximum number of shares of Common Stock remaining available for awards under the 2010 Plan, the numbers of shares subject to outstanding awards, the exercise prices under outstanding awards and the limits on awards will be proportionately adjusted automatically, to prevent dilution or enlargement of benefits under the 2010 Plan.

          Award Agreements
          The terms and conditions of each award made under the 2010 Plan will be outlined in a written award agreement between the Company and the participant.
          Types of Awards
          The 2010 Plan provides for the following types of awards:
•	stock options;

•	stock appreciation rights;

•	restricted stock;

•	stock units; and

•	performance cash awards.
          Stock Options. The Committee may from time to time award stock options to any eligible participant. Stock options give the holder the right to purchase shares of our Common Stock within a specified time at a specified price. Two types of stock options may be granted under the 2010 Plan: incentive stock options, or “ISOs,” which are subject to special U.S. tax treatment as described below, and nonstatutory options, or “NSOs.” The exercise price of a stock option cannot be less than the fair market value of a share of Common Stock at the time of grant unless the option is being granted in substitution for an outstanding option as part of a corporate transaction (such as a merger). The expiration dates of ISOs cannot be more than ten years after the date of the original grant. The Committee from time to time may modify or exchange outstanding stock options granted under the 2010 Plan, except that (i) consent of the optionee is required for any modification that would alter or impair his or her rights under the option, and (ii) stockholder approval is required for any action with respect to an outstanding stock option that has the effect of repricing an option. The Committee may offer to buy out an outstanding stock option for cash or cash equivalents or authorize an optionee to elect to cash out an outstanding option. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, no right to vote or receive dividends or any other rights as a stockholder will exist for the underlying shares.
          Stock Appreciation Rights. The Committee may grant stock appreciation rights under the 2010 Plan. A stock appreciation right entitles the holder upon exercise to receive an amount in shares of Common Stock, cash or a combination thereof (as determined by the Committee), computed by reference to appreciation in the value of our Common Stock. The exercise price of a stock appreciation right cannot be less than the fair market value of a share of Common Stock at the time of grant. The Committee may modify or exchange outstanding stock appreciation rights, within the limitations of the 2010 Plan, provided that (i) no modification may impair or alter the holder’s rights or obligations under any stock appreciation right without the holder’s consent, and (ii) stockholder approval is required for any action with respect to an outstanding stock appreciation right that has the effect of repricing. Prior to the issuance of shares of Common Stock upon the exercise of a stock appreciation right, no right to vote or receive dividends or any other rights as a stockholder will exist for the underlying shares.
          Restricted Stock. The Committee may grant restricted shares of Common Stock to such eligible participants, in such amounts, and subject to such terms and conditions (including the attainment of performance criteria) as the Committee determines in its discretion. Awards of restricted shares of Common Stock may be made in exchange for services or other lawful consideration and may or may not be contingent on the satisfaction of performance targets. Awards of restricted stock may be subject to vesting conditions as specified in the applicable award agreement. Subject to any restrictions, conditions and forfeiture provisions placed on such restricted shares by the Committee, any recipient of an award of restricted stock will have all the rights of a stockholder of the Company, including the right to vote the shares.

          Stock Units. The Committee may grant units having a value equal to an identical number of shares of Common Stock to such eligible participants, in such amounts, and subject to such terms and conditions (including the attainment of performance criteria) as the Committee determines in its discretion. If the requirements specified by the Committee are met, then on the designated settlement date, the holder of such units will receive shares of Common Stock, cash or any combination thereof, equal to the fair market value of the corresponding number of shares of Common Stock. Stock units awarded under the 2010 Plan may include a right to receive dividend equivalents, which would entitle the holder of a stock unit to receive a credit for the amount of all cash dividends paid on a share of our Common Stock while the stock unit is outstanding. Prior to an issuance of shares of Common Stock in settlement of a stock unit, no right to vote as a stockholder will exist with respect to the underlying shares.
          Performance Cash Awards. The Committee may grant cash awards subject to the satisfaction of specified performance goals in such amounts and subject to such other terms and conditions as the Committee determines in its discretion. Each award will be payable in cash on the designated settlement date if the requirements specified by the Committee are met.
          Performance Goals
          Performance cash awards will be subject to satisfaction of specified performance goals determined by the Committee. In addition, Committee, in its discretion, may designate any restricted stock or stock units granted under the 2010 Plan as a qualified performance-based award in order to make the award fully deductible without regard to the $1,000,000 compensation deduction limit imposed by Section 162(m) of the Code. For each performance cash award, and each award of restricted stock or stock units designated as a qualified performance-based award under Section 162(m), the Committee must establish objectively determinable performance goals for the award based on one or more of the following business criteria:

•	revenue (or any sub-component thereof)

•	revenue growth

•	operating costs

•	operating margin as a percentage of revenue

•	earnings before interest, taxes, depreciation, and amortization

•	earnings before income taxes

•	net operating profit after taxes

•	net income

•	net income as a percentage of revenue

•	free cash flow
•	earnings per common share

•	net operating profit after taxes per common share

•	free cash flow per common share

•	return on net assets employed before interest and taxes

•	return on equity, investment, invested capital, net capital employed, assets, or net assets

•	total stockholder return or relative total stockholder return (as compared with one of our peer groups)

•	safety performance metrics, including relative to industry standards

•	strategic team goals

          Limitations on Individual Grants
          Subject to adjustment as described above, the maximum number of shares of Common Stock subject to awards that may be granted under the 2010 Plan in any calendar year to any one person is as follows:

Stock Options	75,000
Stock Appreciation Rights	75,000
Restricted Stock	75,000
Stock Units	75,000
provided, however, that a participant may be awarded up to 150,000 shares under each type of award for awards granted during the participant’s first year of employment with the Company.
          The maximum amount that may be earned by any one person in any calendar year for performance cash awards granted under the 2010 Plan is $2,500,000.
          Transferability of Awards
          Awards made under the 2010 Plan will generally not be transferable, except in the event of the death of the participant. However, the Committee may authorize all or a portion of any award (other than ISOs) to be granted on terms which permit transfer by the participant to the spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers or grandchildren of the participant and to certain trusts, partnerships or limited liability companies related to the participant. Following transfer, any such awards will continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.
          Change in Control; Reorganizations
          An award agreement may provide, or the Committee may amend an award agreement to provide that, upon a change in control of the Company, the award will vest or become exercisable. A “change in control” includes any of the following:
•
a change in the composition of our Board such that a majority of our Board consists of individuals other than directors (i) serving on our Board as of the effective date of the 2010 Plan, or (ii) nominated or appointed to our Board by at least 50% of those directors or directors who become incumbents by virtue of such a nomination or appointment;

•	there has been a merger of the Company in which at least 50% of the combined post-merger voting power of the surviving entity does not consist of the Company’s pre-merger voting power;

•	at least 20% of our Common Stock has been acquired by one person or persons acting as a group; or

•	the Company is liquidating or selling all or substantially all of its assets.
          If we become a party to a merger or consolidation, the agreement of merger or consolidation must provide for one or more of the following with respect to all awards outstanding under the 2010 Plan:
•	the continuation of such outstanding awards (if the Company is the surviving corporation);

•
the assumption of such outstanding awards by the surviving corporation or its parent, provided that the assumption of stock options or stock appreciation rights shall comply with Section 424(a) of the Code;

•
the substitution by the surviving corporation or its parent of new awards for such outstanding awards, provided that the substitution of stock options or stock appreciation rights shall comply with Section 424(a) of the Code.

•
full exercisability of outstanding stock options and stock appreciation rights and full vesting of the Common Shares subject to such stock options and stock appreciation rights, followed by their cancellation;

•
the cancellation of outstanding stock options and stock appreciation rights and a payment to the optionees equal to the excess of (i) the fair market value of the Common Stock subject to such stock options and stock appreciation rights as of the closing date of such merger or consolidation over (ii) their exercise price;

•
the cancellation of outstanding stock units and a payment to the holders equal to the fair market value of the Common Stock subject to such stock units as of the closing date of such merger or consolidation; or

•	full vesting of the Common Stock subject to restricted stock awards.
          The foregoing, as well as the provisions of any award agreement providing for exercisability, transfer or accelerated vesting of any stock option, stock appreciation right, restricted stock or stock unit shall be inapplicable to an award granted within six months before the occurrence of any other change in control, if the holder is subject to the reporting requirements of Section 16(a) of the Exchange Act and no exception from liability under Section 16(b) of the Exchange Act is available.
          Awards Under Other Plans
          We may grant awards under other plans or programs which may be settled in the form of shares of Common Stock issued under the 2010 Plan. Those shares will be treated as shares of Common Stock issued in settlement of stock units under the 2010 Plan and will reduce the maximum number of shares available under the 2010 Plan.
          Amendment and Termination
          Our Board may, at any time, amend or terminate the 2010 Plan without stockholder approval unless, in the case of an amendment, applicable law or stock exchange rules would require stockholder approval. No amendment or termination may affect the rights of any participant under any award previously granted under the 2010 Plan.
Certain Federal Income Tax Consequences
          Tax Consequences to Participants
          The following is a brief summary of certain United States federal income tax consequences relating to awards under the 2010 Plan. This summary is not intended to be complete and does not describe state, local, foreign, or other tax consequences. The tax information summarized is not tax advice.
          Nonqualified Stock Options. In general, (i) no income will be recognized by an optionee at the time an NSO is granted; (ii) at the time of exercise of an NSO, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares of Common Stock and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at the time of sale of shares of Common Stock acquired pursuant to the exercise of an NSO, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.
          Incentive Stock Options. No income will be recognized by an optionee upon the grant of an ISO. In general, no income will be recognized upon the exercise of an ISO. However, the difference between the option price paid and the fair market value of the shares at exercise may constitute a preference item for the alternative minimum tax. If shares of Common Stock are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of the grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.
          If shares of Common Stock acquired upon the timely exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.
          Stock Appreciation Rights. No income will be recognized by a participant in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Common Stock or other property received on the exercise.
          Restricted Stock. The recipient of restricted shares of Common Stock generally will not be subject to tax until the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code (the “Restrictions”). At such time the recipient will be subject to tax at ordinary income rates on the fair market value of the restricted shares (reduced by any amount paid by the participant for such restricted shares). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted shares. Any appreciation (or depreciation) realized upon a later disposition of such shares will be treated as long-term or short-term capital gain (or loss) depending upon how long the shares have been held. If a Section 83(b) election has not been made, any dividends received with respect to restricted shares that are subject to the restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.
          Stock Units. Generally, no income will be recognized upon the award of stock units. The recipient of a stock unit award generally will be subject to tax at ordinary income rates on any cash received and the fair market value of any unrestricted shares of Common Stock or other property on the date that such amounts are transferred to the participant under the award (reduced by any amount paid by the participant for such stock units).
          Performance Cash Awards. Generally, no income will be recognized upon the grant of a performance cash award. The recipient of a performance cash award generally will be subject to tax at ordinary income rates on any cash received on the date that such amounts are transferred to the participant under the award.
          Code Section 409A. Stock units and performance cash awards that are granted in one year and payable in a later year generally are subject to Section 409A of the Code. Awards subject to Section 409A may be subject to earlier taxation and additional taxes and penalties. We intend that any awards of stock units and performance cash awards under the 2010 Plan will be structured to satisfy the short-term deferral exemption under Section 409A or otherwise meet the requirements of Section 409A in order to avoid early taxation and penalties to the recipient.
          Our Tax Consequences
          To the extent that a participant recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction provided that, among other things, (i) the income meets the test of reasonableness, (ii) is an ordinary and necessary business expense, (iii) is not an “excess parachute payment” within the meaning of Section 280G of the Code, (iv) is properly reported to the IRS and (v) is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code. The Section 162(m) deduction limit applies to compensation paid to our chief executive officer and our three other most highly compensated officers (other than our chief financial officer) in a given year. The limit does not apply to certain types of performance-based compensation if certain conditions are met. These conditions include stockholder approval of the plan under which the compensation is paid and, for awards other than stock options and stock appreciation rights, the establishment of performance criteria that must be satisfied in order for the award to vest. We believe that the design of the 2010 Plan, including the performance criteria described above for use as the bases of performance goals, will allow the Committee, in its discretion, to grant awards that will qualify for treatment as performance-based compensation not subject to the deduction limit.
          Tax Withholding
          We have the right to deduct or withhold, or require a participant to remit to us, an amount sufficient to satisfy federal, state, and local taxes (including employment taxes) required by law to be withheld on any exercise, lapse of restriction or other taxable event arising as a result of the 2010 Plan.
New Plan Benefits
          To date, no awards have been granted under the 2010 Plan. All awards under the 2010 Plan will be at the discretion of the Committee. Therefore, should the 2010 Plan receive stockholder approval, no participant would be guaranteed any type of award. It is not presently possible to determine the benefits or amounts that will be received by our named executive officers or our other employees pursuant to the 2010 Plan in the future.
Required Vote for Approval of the 2010 Plan
          Approval of the 2010 Plan requires the vote of the holders of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at a meeting at which a quorum is present.
THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2010 PLAN.
PROPOSAL NO. 3
RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
          The Audit Committee has recommended the reappointment of UHY LLP (“UHY”) to examine our financial statements for fiscal year 2010. UHY, and its predecessor UHY Mann Frankfort Stein & Lipp LLP, have served as our principal independent registered public accounting firm auditor since the year ended December 31, 2005, after replacing Ernst & Young LLP.
          The firm of UHY acts as our principal independent registered public accounting firm. Through and as of April 30, 2010, UHY had a continuing relationship with UHY Advisors, Inc. (“Advisors”) from which it leased auditing staff who were full-time, permanent employees of Advisors and through which UHY’s partners provide non-audit services. UHY has only a few full-time employees. Therefore, few, if any, of the audit services performed were provided by permanent, full-time employees of UHY. UHY manages and supervises the audit services and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.
          UHY’s reports on the Company’s financial statements for the year ended December 31, 2009, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.
          During the year ended December 31, 2009, there were no disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of UHY, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its reports covering such periods.
          UHY provided tax and other services to the Company in 2009 and 2008. Other services included costs related to financial accounting and reporting consultations.

          Audit fees billed for the last two years for professional services rendered by UHY, our principal accountant, are set forth on the table below:

	Year Ended December 31,
	2009	2008

Audit Fees(1)	$956,445	$952,976
Audit-Related Fees(2)	45,496	74,440
Tax Fees(3)	7,996	25,964
All Other Fees(4)	4,173	5,037

Total	$1,014,110	$1,058,417
          (1)Relates to services rendered in connection with auditing our annual consolidated financial statements and our internal controls over financial reporting for each applicable year and reviewing our quarterly financial statements. Also, includes services rendered in connection with statutory audits and financial statement audits of our subsidiaries and expenses.
          (2)Relates to employee benefit plan consultations, 401(k) plan audits, and due diligence procedures.
          (3)Relates to foreign tax compliance and consultation services.
          (4)Relates to financial accounting and reporting consultation.
          The Audit Committee approves all audit and tax services provided by our independent auditor prior to the engagement of the independent auditor with respect to such services. The Audit Committee’s pre-approval policy provides for pre-approval of specifically described audit related and other services by the Chairman of the Audit Committee with respect to the permitted services. None of the services described above were approved by the Audit Committee under the de minimis exception provided by Rule 2-01(c)(7)(i)(C) under Regulation S-X.
          We are asking our stockholders to ratify the selection of UHY as our independent auditor. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of UHY to our stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.
          UHY will have representatives present at the Annual Meeting who will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Required Vote for Ratification of Independent Public Accountant
          Ratification of UHY as our independent public accountant will require the vote of the holders of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at a meeting at which a quorum is present.
THE BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF UHY LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS.

PROPOSALS BY STOCKHOLDERS AND STOCKHOLDER COMMUNICATIONS
     We anticipate that our 2011 Annual Meeting will be held in the first week of June 2011. Any stockholder wishing to present a proposal for consideration at the meeting must submit it so that notice will be received by us no earlier than close of business on February 8, 2011, and no later than the close of business on March 10, 2011. Such proposal must comply with the proxy rules promulgated by the SEC in order to be included in our proxy statement and form of proxy related to the meeting and should be sent to our Secretary at our principal executive offices at the address set forth on the cover of this Proxy Statement. If notice of any stockholder proposal not eligible for inclusion in our proxy statement and form of proxy is given to us after March 10, 2011, then proxy holders will be allowed to use their discretionary voting authority on such stockholder proposal when the matter is raised at such meeting. In no event will the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.
     For more information regarding stockholder proposal deadlines, please see Section 1.13(a)(2) of our Bylaws.
     Except as described below, the Board does not have a formal process for stockholders or interested parties to send communications to the Board or non-management directors as a group. Due to the infrequency of stockholder or interested party communications to the Board, the Board does not believe that a formal process is necessary. The Board will review periodically whether a more formal policy should be adopted. Written communications to the Board may be sent to our executive offices at GulfMark Offshore, Inc., 10111 Richmond Avenue, Suite 340, Houston, Texas 77042, and we will promptly circulate such communications to all members of the Board (or to those particular directors to whom such communication is specifically addressed). Such communications will be screened to the extent necessary in order to ascertain the intended recipients or appropriate recipients among the members of the Board. Director nominations and other matters a stockholder proposes for consideration at the meeting must be timely submitted, comply with the requirements set forth in our Bylaws, and be sent to the Secretary’s attention at our executive office address set forth above.
     The Board has established several methods of communicating concerns to our Board. Concerns regarding financial statements, accounting practices, or internal controls should be addressed to the Chairman of the Audit Committee, in care of the Secretary, GulfMark Offshore, Inc., 10111 Richmond Avenue, Suite 340, Houston, Texas 77042. Concerns regarding governance practices, ethics and code of conduct should be addressed to the Chairman of the Nominating & Governance Committee, in care of the Secretary, GulfMark Offshore, Inc., 10111 Richmond Avenue, Suite 340, Houston, Texas 77042. The interested party may alternatively anonymously submit such communications through the WR-Resources system. The WR-Resources system may be accessed on the internet at www.wb-resources.com. The interested party should click on “Submit a Complaint”, enter the number “6032” in the company ID block, and complete the rest of the form as appropriate. The communication process is also further detailed on our website, www.gulfmark.com, along with other of our corporate governance guidelines, and is available in print to any stockholder who requests it.
OTHER BUSINESS
          Neither the Board nor the Company know of any other business that will be brought before the meeting. If, however, any other matters are properly presented, it is the intention of the persons named in the accompanying form of proxy to vote the shares covered thereby as, in their discretion, they may deem advisable.

By order of the Board of Directors
/s/ Quintin V. Kneen
Quintin V. Kneen
Secretary

Houston, Texas
Date: April 30, 2010

Exhibit A
GULFMARK OFFSHORE, INC.
2010 Omnibus Equity Incentive Plan
(As Adopted Effective April 23, 2010)
ARTICLE 1. INTRODUCTION.
          The Plan was adopted by the Board on April 23, 2010, subject to approval by the Company’s stockholders at the Company’s 2010 annual meeting of stockholders. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees to focus on long-range objectives, (b) encouraging the attraction and retention of Employees with exceptional qualifications, and (c) linking Employees directly to stockholder interests through increased stock ownership. The Plan seeks to achieve these purposes by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may be ISOs or NSOs), Performance Cash Awards, and SARs.
          The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions).
ARTICLE 2. ADMINISTRATION.
           2.1  Committee Composition. The Compensation Committee of the Board shall be the Committee that administers the Plan. The Committee shall consist exclusively of two or more members of the Board, who shall be appointed by the Board. In addition, each member of the Committee shall meet the following requirements:
          (a)   Any listing standards prescribed by the principal securities market on which the Company’s equity securities are traded;
          (b)   Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code;
          (c)   Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and
          (d)   Any other requirements imposed by applicable law, regulations or rules.
           2.2   Committee Responsibilities. The Committee shall: (a) select the Employees who are to receive Awards under the Plan; (b) determine the type, number, vesting requirements, and other features and conditions of such Awards; (c) interpret the Plan; (d) make all other decisions relating to the operation of the Plan; and (e) carry out any other duties delegated to it by the Board under the Plan. The Committee may adopt such rules or guidelines as it deems

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appropriate to implement the Plan. The Committee’s determinations under the Plan shall be final and binding on all persons.
          2.3   Non-Executive Officer Grants. The Board may appoint a single director, an additional committee of directors and/or the Company’s Chief Executive Officer to determine Awards for Employees who are not Executive Officers of the Company. The single director, the members of the additional committee, and/or the Company’s Chief Executive Officer need not satisfy the requirements of Section 2.1. Such director, committee, or the Company’s Chief Executive Officer may grant Awards under the Plan to such Employees. However, the Committee shall nevertheless prescribe the terms, features, and conditions of such Awards and the aggregate number of Company shares subject to such Awards. Within the limitations of this Section 2.3, any reference in the Plan to the Committee shall include any such single director, additional committee, and/or the Company’s Chief Executive Officer to whom the Board has delegated the required authority under this Section 2.3.
          2.4   Compliance with Section 409A. Awards shall be designed, granted and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code (“Section 409A”). If the Committee determines that an Award, payment, distribution, deferral election, transaction, or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken or implemented, cause a holder to become subject to additional taxes under Section 409A, then unless the Committee specifically provides otherwise, such Award, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan and/or Award agreement will be deemed modified or, if necessary, suspended in order to comply with the requirements of Section 409A to the extent determined appropriate by the Committee, in each case without the consent of or notice to the holder. The exercisability of an Option shall not be extended to the extent that such extension would subject the holder to additional taxes under Section 409A.
          2.5   Foreign Awardees. Without amending this Plan, the Committee may grant Awards to eligible persons who are foreign nationals on such terms and conditions different from those specified in this Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with the provisions of laws and regulations in other countries or jurisdictions in which the Company or its Subsidiaries operate.
ARTICLE 3. SHARES AVAILABLE FOR GRANTS.
          3.1   Basic Limitation; Sublimit for Aggregate Number of Restricted Shares. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Common Shares issued under the Plan shall not exceed (a) 1,000,000 Common Shares, plus (b) the additional Common Shares described in Section 3.2. The number of Common Shares that are subject to Awards outstanding at any time under the Plan shall not exceed the number of Common Shares that then remain available for issuance under the Plan. All Common Shares available under the Plan may be issued upon the exercise of ISOs. The aggregate number of Restricted Shares issued to all Participants pursuant to all

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Awards of Restricted Shares made under the Plan over its life shall not exceed (a) 750,000 Common Shares, plus (b) the number of additional Restricted Shares described in Section 3.2. The limitations of this Section 3.1 shall be subject to adjustment pursuant to Article 10.
          3.2   Shares Returned to Reserve. If Options, SARs, Restricted Shares, or Stock Units are forfeited or terminate for any other reason before being exercised or settled, then the Common Shares subject to such Options, SARs, Restricted Shares, or Stock Units shall again become available for issuance under the Plan and shall not be considered for purposes of determining any limitations on the issuance of Options, SARs, Restricted Shares, or Stock Units. If SARs are exercised, then only the number of Common Shares (if any) actually issued in settlement of such SARs shall reduce the number available under Section 3.1 and the balance shall again become available for issuance under the Plan. If Stock Units are settled, then only the number of Common Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 3.1 and the balance shall again become available for issuance under the Plan. If Restricted Shares or Common Shares issued upon the exercise of Options are reacquired by the Company pursuant to a forfeiture provision or for any other reason, then such Common Shares shall again become available for issuance under the Plan. To the extent Awards of Restricted Shares, Stock Units or Cash Performance Awards are settled in cash, there shall be no reduction in the aggregate number of Common Shares remaining available for issuance under the Plan.
          3.3   Uncertificated Shares. To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of Common Shares, the issuance may be effected on an un-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange on which the Company’s equity securities are traded.
          3.4   Limited Transferability. Awards shall generally be nontransferable except in the case of the Participant’s death and the Stock Option Agreement, SAR Agreement, Restricted Stock Agreement, Stock Unit Agreement or Performance Cash Award Agreement entered into with respect to any Award shall generally provide for such nontransferability. The Committee may, however, in its discretion, authorize all or a portion of any Award (other than of ISOs) to be granted on terms that permit transfer by the Participant to (i) the spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers or grandchildren of the Participant, (ii) a trust or trusts for the exclusive benefit of the spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers or grandchildren of the Participant, or (iii) a partnership or limited liability company in which the spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers or grandchildren of the Participant are the only partners or members, as applicable; provided in each case that (x) there may be no consideration for any such transfer (other than in the case of Clause (iii), units in the partnership or membership interests in the limited liability company), (y) the agreement pursuant to which such Awards are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 3.4. Following any such transfer, any such Awards shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer. The provisions of the Award with respect to expiration, termination or vesting shall continue to apply with respect to the original Participant, and the Award shall be exercisable by the transferee only to the extent and for the periods specified herein with respect to the Participant. The original Participant will remain subject to withholding taxes upon exercise of any such

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Awards by the transferee. The Company shall have no obligation whatsoever to provide notice to any transferee of any matter, including early expiration or termination of an Award.
ARTICLE 4. ELIGIBILITY.
          4.1   Incentive Stock Options. Only Employees shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or of any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the additional requirements set forth in Section 422(c)(5) of the Code are satisfied.
          4.2   Other Grants. Only Employees shall be eligible for the grant of Restricted Shares, Stock Units, NSOs, SARs or Cash Performance Awards under this Plan.
ARTICLE 5. OPTIONS.
          5.1   Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.
          5.2   Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 10. The total number of Options granted to any single Optionee in any single calendar year shall not cover more than 75,000 Common Shares (or 150,000 Common Shares for Awards made during the one-year period commencing with the Participant’s hire date). The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 10.
          5.3   Exercise Price. Each Stock Option Agreement shall specify the Exercise Price, which shall not be less than 100% of the Fair Market Value of a Common Share on the date of grant. The preceding sentence shall not apply to Options granted pursuant to an assumption of, or substitution for, another option in a manner that would satisfy the requirements of Section 424(a) of the Code, whether or not such section is applicable.
          5.4   Exercisability and Term. Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited.

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          5.5   Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company or in the event that the Optionee’s employment is terminated after a Change in Control. However, in the case of an ISO, the acceleration of exercisability shall not occur without the Optionee’s written consent. In addition, acceleration of exercisability may be required under Section 10.3.
          5.6   Modification or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend, or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different Exercise Price. The foregoing sentence notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option or, without the approval of the Company’s stockholders, reprice, or have substantially the same effect as a repricing of, the Option.
          5.7   Buyout Provisions. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.
ARTICLE 6. PAYMENT FOR OPTION SHARES.
          6.1   General Rule. The Exercise Price of Common Shares issued upon exercise of Options shall be payable in full entirely in cash or cash equivalents at the time when such Common Shares are purchased, except that the Committee at its sole discretion may accept payment of the Exercise Price in any other form(s) described in this Article 6. However, if the Optionee is an Executive Officer of the Company, he or she may pay the Exercise Price in a form other than cash or cash equivalents only to the extent permitted by Section 13(k) of the Exchange Act.
          6.2   Surrender of Stock. With the Committee’s consent, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan.
          6.3   Exercise/Sale. With the Committee’s consent, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.
          6.4   Promissory Note. With the Committee’s consent, all or any part of the Exercise Price and any withholding taxes may, except in the case of an Executive Officer of the Company, be paid by delivering (on a form prescribed by the Company) a full-recourse promissory note.

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          6.5   Other Forms of Payment. With the Committee’s consent, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws and rules and regulations.
ARTICLE 7. STOCK APPRECIATION RIGHTS.
          7.1   SAR Agreement. Each grant of an SAR under the Plan shall be evidenced by an SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical.
          7.2   Number of Shares. Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Article 10. The total number of SARs granted to any single Participant in any single calendar year shall not cover more than 75,000 Common Shares (or 150,000 Common Shares for Awards made during the one-year period commencing with the Participant’s hire date).
          7.3   Exercise Price. Each SAR Agreement shall specify the Exercise Price, which shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant. The preceding sentence shall not apply to SARs granted pursuant to an assumption of, or substitution for, another SAR in a manner that would satisfy the requirements of Section 424(a) of the Code if such section were applicable.
          7.4   Exercisability and Term. Each SAR Agreement shall specify the date or event when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. An SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability, or retirement, or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. An SAR may be included in an ISO only at the time of grant but may be included with an NSO at the time of grant or thereafter. An SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.
          7.5   Effect of Change in Control. The Committee may determine, at the time of granting an SAR or thereafter, that such SAR shall become exercisable as to all or part of the Common Shares subject to such SAR in the event that the Company is subject to a Change in Control or in the event that the Optionee’s employment is terminated after a Change in Control. In addition, acceleration of exercisability may be required under Section 10.3.
          7.6   Exercise of SARs. Upon exercise of an SAR, the Optionee (or any person having the right to exercise the SAR after his or her death or under Section 3.4 of this Plan) shall receive from the Company: (a) Common Shares; (b) cash; or (c) a combination of Common Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount

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by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price. If, on the date when an SAR expires, the Exercise Price is less than the Fair Market Value on such date, but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. An SAR Agreement may also provide for an automatic exercise of the SAR on an earlier date.
          7.7   Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend, or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR or, without the approval of the Company’s stockholders, reprice, or have substantially the same effect as repricing of, the SAR.
ARTICLE 8. RESTRICTED SHARES.
          8.1   Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.
          8.2   Consideration for Awards. Restricted Shares shall be granted to Participants at no additional cost to them; provided, however, that the value of the services performed by any Participant receiving Restricted Shares must, in the opinion of the Committee, equal or exceed the par value of the Restricted Shares to be granted to such Participant.
          8.3   Performance and/or Vesting Conditions. Each Award of Restricted Shares may or may not be contingent on the satisfaction of performance targets, or subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. The Committee may include as vesting conditions or as conditions for making an Award of Restricted Shares the requirement that the performance of the Company or a business unit of the Company for a specified period equal or exceed a target determined in advance by the Committee. The Committee shall determine such performance. If the Award is intended to satisfy the requirements of Section 162(m) of the Code, such target shall be based on one or more of the criteria set forth in Appendix A. In no event shall the number of Restricted Shares the award and/or vesting of which is or are subject to performance-based conditions intended to satisfy the requirements of Section 162(m) of the Code that are granted to any single Participant in a single calendar year exceed 75,000 Common Shares (or 150,000 Common Shares for Awards made during the one-year period commencing with the Participant’s hire date). The satisfaction of any performance target and/or vesting may be waived in the case of a Change in Control or the Participant’s death or disability.
          8.4   Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other

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stockholders. A Restricted Stock Agreement, however, may require that any cash dividends paid on Restricted Shares (a) be accumulated and paid when such Restricted Shares vest or (b) be invested in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.
ARTICLE 9. STOCK UNITS AND PERFORMANCE CASH AWARDS.
          9.1   Stock Unit or Performance Cash Award Agreement. Each grant of Stock Units or of a Performance Cash Award shall be evidenced by a Stock Unit or Performance Cash Award Agreement between the recipient and the Company. Awards of Stock Units or Performance Cash Awards shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit and Performance Cash Award Agreements entered into under the Plan need not be identical.
          9.2   Payment for Awards. To the extent that an Award is granted in the form of Stock Units or a Performance Cash Award, no cash consideration shall be required of the Award recipients.
          9.3   Performance and/or Vesting Conditions. Each Award of Stock Units may or may not be contingent on the satisfaction of performance targets, or subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. Each Performance Cash Award shall be contingent on the satisfaction of a performance target intended to satisfy the requirements of Section 162(m) of the Code. The Committee may include as vesting conditions or as conditions for any Award of Stock Units, and shall include as a condition for a Performance Cash Award, the requirement that the performance of the Company or a business unit of the Company for a specified period equal or exceed a target determined in advance by the Committee. The Committee shall determine such performance. If the Award is intended to satisfy the requirements of Section 162(m) of the Code, such target shall be based on one or more of the criteria set forth in Appendix A. In no event shall the number of Stock Units the award and/or vesting of which is or are subject to performance-based conditions intended to satisfy the requirements of Section 162(m) of the Code that are granted to any single Participant in a single calendar year exceed 75,000 Common Shares (or 150,000 Common Shares for Awards made during the one-year period commencing with the Participant’s hire date). In no event shall the total amount of all Performance Cash Awards that are intended to satisfy the requirements of Section 162(m) of the Code that are granted to any single Participant in a single calendar year exceed $2,500,000. The satisfaction of any performance target and/or vesting condition may be waived in the case of a Change in Control or the Participant’s death or disability.
          9.4   Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid per one Common Share while the Stock Units are outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Prior to distribution, any dividend equivalents that are not paid shall be subject to the same conditions and restrictions as the Stock Units to which

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they attach. Dividend equivalents accumulated with respect to Stock Units shall generally be subject to the same forfeiture risk, and be payable at the same time, as the Stock Units with respect to which they are accumulated.
          9.5   Form and Time of Settlement of Stock Units and Performance Cash Awards. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Shares, or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 10. Performance Cash Awards shall be settled in cash in accordance with the terms of the applicable Performance Cash Award Agreement.
          9.6   Creditors’ Rights. A holder of Stock Units or of an unpaid Performance Cash Award shall have no rights other than those of a general creditor of the Company. Stock Units and unpaid Performance Cash Awards represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit or Performance Cash Award Agreement.
ARTICLE 10. PROTECTION AGAINST DILUTION.
          10.1   Adjustments. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, or a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, corresponding adjustments shall automatically be made in each of the following:
          (a)  The number of Options, SARs, Restricted Shares, and Stock Units available for future Awards under Article 3;
          (b)  The limitations set forth in Sections 5.2, 7.2, 8.3, and 9.3;
          (c)  The number of Common Shares covered by each outstanding Option and SAR;
          (d)  The Exercise Price under each outstanding Option and SAR;
          (e)  The number of Stock Units included in any prior Award that has not yet been settled; and
          (f)  The number of Restricted Shares subject to any unvested Award.
          In the event of a declaration of an extraordinary dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a

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recapitalization, a spin-off, or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of the foregoing. Except as provided in this Article 10, a Participant shall have no rights by reason of any issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend, or any other increase or decrease in the number of shares of stock of any class.
          10.2   Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs, Stock Units and Cash Performance Awards shall terminate immediately before the dissolution or liquidation of the Company.
          10.3   Reorganizations. In the event that the Company is a party to a merger or consolidation, all outstanding Awards shall be subject to the agreement of merger or consolidation. Such agreement shall provide for one or more of the following:
          (a)   The continuation of such outstanding Awards by the Company (if the Company is the surviving corporation).
          (b)   The assumption of such outstanding Awards by the surviving corporation or its parent, provided that the assumption of Options or SARs shall comply with Section 424(a) of the Code (whether or not the Options are ISOs).
          (c)   The substitution by the surviving corporation or its parent of new awards for such outstanding Awards, provided that the substitution of Options or SARs shall comply with Section 424(a) of the Code (whether or not the Options are ISOs).
          (d)   Full exercisability of outstanding Options and SARs and full vesting of the Common Shares subject to such Options and SARs, followed by the cancellation of such Options and SARs. The full exercisability of such Options and SARs and full vesting of such Common Shares shall be contingent on the closing of such merger or consolidation. In this case, the Optionees shall be able to exercise such Options and SARs during a period of not less than five full business days preceding the closing date of such merger or consolidation, unless (i) a shorter period is required to permit a timely closing of such merger or consolidation and (ii) such shorter period still offers the Optionees a reasonable opportunity to exercise such Options and SARs. Any exercise of such Options and SARs during such period shall be contingent on the closing of such merger or consolidation.
          (e)   The cancellation of outstanding Options and SARs and a payment to the Optionees equal to the excess of (i) the Fair Market Value of the Common Shares subject to such Options and SARs (whether or not such Options and SARs are then exercisable or such Common Shares are then vested) as of the closing date of such merger or consolidation over (ii) their Exercise Price. Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. Such payment may be made in installments and may be deferred until the date or dates when such Options and SARs would have become exercisable or such Common Shares would have vested. Such payment may be subject to vesting based on the Optionee’s continuing Service, provided that the vesting

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schedule shall not be less favorable to the Optionee than the schedule under which such Options and SARs would have become exercisable or such Common Shares would have vested. If the Exercise Price of the Common Shares subject to such Options and SARs exceeds the Fair Market Value of such Common Shares, then such Options and SARs may be cancelled without making a payment to the Optionees. For purposes of this Subsection (e), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.
          (f)   The cancellation of outstanding Stock Units and a payment to the Participants equal to the Fair Market Value of the Common Shares subject to such Stock Units (whether or not such Stock Units are then vested) as of the closing date of such merger or consolidation. Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. Such payment may be made in installments and may be deferred until the date or dates when such Stock Units would have vested. Such payment may be subject to vesting based on the Participant’s continuing Service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which such Stock Units would have vested. For purposes of this Subsection (f), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.
          (g)   Full vesting of the Common Shares subject to Restricted Stock Agreements. The full vesting of the Restricted Shares shall be contingent on the closing of such merger or consolidation.
The provisions of this Section 10.3, as well as the provisions of Sections 8.3 and 9.3 and of any Stock Option Agreement, SAR Agreement, Restricted Stock Agreement, or Stock Unit Agreement providing for exercisability, transfer or accelerated vesting of any Option, SAR, Restricted Shares, or Stock Units shall be inapplicable to an Award granted within six months before the occurrence of a merger, acquisition, or other Change in Control if the holder of such Option, SAR, Restricted Shares, or Stock Units is subject to the reporting requirements of Section 16(a) of the Exchange Act and no exception from liability under Section 16(b) of the Exchange Act is available to such holder.
ARTICLE 11. AWARDS UNDER OTHER PLANS.
          The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.
ARTICLE 12. LIMITATION ON RIGHTS.
          12.1   Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the Service of any Employee at any

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time, with or without cause, subject to applicable laws, the Company’s certificate of incorporation and by-laws, and a written employment agreement (if any).
          12.2   Stockholder Rights. A Participant shall have no dividend rights, voting rights, or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or ownership of such Common Shares is noted on the transfer records of the Company or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.
          12.3   Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations, and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification, or listing, or to an exemption from registration, qualification, or listing.
          12.4   No Fractional Shares. No fractional shares shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
ARTICLE 13. WITHHOLDING TAXES.
          13.1   General. To the extent required by applicable federal, state, local, or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.
          13.2   Share Withholding. To the extent that applicable law subjects a Participant to tax withholding obligations, the Committee may, in its discretion, permit such Participant to satisfy all or part of such obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when they are withheld or surrendered. This Section 13.2 shall apply only to the minimum extent required by applicable tax laws.
ARTICLE 14. FUTURE OF THE PLAN.
          14.1   Term of the Plan. The Plan, as set forth herein, shall become effective on the date on which it is adopted by the Board, conditioned on its being approved by the Company’s stockholders at the 2010 annual meeting of the Company’s stockholders; to the extent any Awards are made under the Plan before its approval by the Company’s stockholders at the 2010 annual meeting, such Awards shall be contingent on the Plan’s approval by the Company’s

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stockholders at the 2010 annual meeting. The Plan shall remain in effect until the earlier of (a) the date when the Plan is terminated under Section 14.2 or (b) the 10th anniversary of the date when the Board adopted the Plan.
          14.2   Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.
          14.3   Stockholder Approval. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws and rules and regulations. Among such applicable laws and rules and regulations, Section 162(m) of the Code requires that the Company’s stockholders reapprove the list of available performance criteria set forth in Appendix A not later than the first meeting of stockholders that occurs in the fifth year following the year in which the Company’s stockholders previously approved such criteria.
ARTICLE 15. DEFINITIONS.
          15.1   “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.
          15.2   “Award” means any award of an Option, an SAR, a Restricted Share, a Performance Cash Award, or a Stock Unit under the Plan.
          15.3   “Board” means the Company’s Board of Directors, as constituted from time to time.
          15.4   “Change in Control” shall mean the occurrence of one or more of the following events:
          (a)   Change in Board Composition. Individuals who constitute the members of the Board as of the date hereof (the “Incumbent Directors”), cease for any reason to constitute at least a majority of members of the Board; provided that any individual becoming a director of the Company subsequent to the date hereof shall be considered an Incumbent Director if such individual’s appointment, election or nomination was approved by a vote of at least 50% of the Incumbent Directors; provided further that any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board or other actual or threatened solicitation of proxies or contests by or on behalf of a “person” (within the meaning of Sections 13(d) and 14(d) of the Exchange Act) other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director;
          (b)     Business Combination. Consummation of (i) a reorganization, merger, consolidation, share exchange or other business combination involving the Company or any of its subsidiaries or the disposition of all or substantially all the assets of the Company, whether in one or a series of related transactions, or (ii) the acquisition of

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assets or stock of another entity by the Company (either, a “Business Combination”), excluding, however, any Business Combination pursuant to which: (A) individuals who were the “beneficial owners” (as such term is defined in Rule 13d-3 under the Exchange Act), respectively, of the then outstanding shares of common stock of the Company (the “Outstanding Stock”) and the combined voting power of the then outstanding securities entitled to vote generally in the election of directors of the Company (the “Outstanding Company Voting Securities”) immediately prior to such Business Combination beneficially own, upon consummation of such Business Combination, directly or indirectly, more than 50% of the then outstanding shares of common stock (or similar securities or interests in the case of an entity other than a corporation) and more than 50% of the combined voting power of the then outstanding securities (or interests) entitled to vote generally in the election of directors (or in the selection of any other similar governing body in the case of an entity other than a corporation) of the Surviving Corporation (as defined below) in substantially the same proportions as their ownership of the Outstanding Stock and Outstanding Company Voting Securities, immediately prior to the consummation of such Business Combination (that is, excluding any outstanding voting securities of the Surviving Corporation that such beneficial owners hold immediately following the consummation of the Business Combination as a result of their ownership prior to such consummation of voting securities of any company or other entity involved in or forming part of such Business Combination other than the Company); (B) no person (other than the Company, any subsidiary of the Company, any employee benefit plan of the Company or any of its subsidiaries or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company) or group (as such term is defined in Rule 13d-3 under the Exchange Act) becomes the beneficial owner of 20% or more of either (x) the then outstanding shares of common stock (or similar securities or interests in the case of an entity other than a corporation) of the Surviving Corporation, or (y) the combined voting power of the then outstanding securities (or interests) entitled to vote generally in the election of directors (or in the selection of any other similar governing body in the case of an entity other than a corporation); and (C) individuals who were Incumbent Directors at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination constitute at least a majority of the members of the board of directors (or of any similar governing body in the case of an entity other than a corporation) of the Surviving Corporation; where for purposes of this subsection (b), the term “Surviving Corporation” means the entity resulting from a Business Combination or, if such entity is a direct or indirect subsidiary of another entity, the entity that is the ultimate parent of the entity resulting from such Business Combination;
          (c)   Stock Acquisition. Any person (other than the Company, any subsidiary of the Company, any employee benefit plan of the Company or any of its subsidiaries or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company) or group becomes the beneficial owner of 20% or more of either (x) the Outstanding Stock or (y) the Outstanding Company Voting Securities; provided, however, that for purposes of this subsection (c) no Change of Control shall be deemed to have occurred as a result of any acquisition directly from the Company; or

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          (d)   Liquidation. Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company (or, if no such approval is required, the consummation of such a liquidation or dissolution).
          A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
          15.5   “Code” means the Internal Revenue Code of 1986, as amended.
          15.6   “Committee” means the Compensation Committee of the Board, as further described in Article 2.
          15.7   “Common Share” means one share of the Class A common stock of the Company.
          15.8   “Company” means Gulfmark Offshore, Inc., a Delaware corporation.
          15.9   “Employee” means a common-law employee of the Company, a Parent, a Subsidiary, or an Affiliate.
          15.10   “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          15.11   “Executive Officer” means an officer of the Company who is considered an executive officer under Section 16 of the Exchange Act.
          15.12   “Exercise Price,” in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of an SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.
          15.13   “Fair Market Value” means the price at which Common Shares were last sold in the principal U.S. market for Common Shares on the applicable date or, if the applicable date was not a trading day, on the last trading day prior to the applicable date. If Common Shares are no longer traded on a public U.S. Securities market, Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate. The Committee’s determination shall be conclusive and binding on all persons.
          15.14   “ISO” means an incentive stock option described in Section 422(b) of the Code.
          15.15   “NSO” means a stock option not described in Sections 422 or 423 of the Code.
          15.16   “Option” means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.
          15.17   “Optionee” means an individual or estate holding an Option or SAR.

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          15.18   “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.
          15.19   “Participant” means an individual or estate holding an Award.
          15.20   “Performance Cash Award” means an Award of an amount of cash under the Plan, subject to the provisions of Article 9 .
          15.21   “Performance Cash Award Agreement” means the agreement between the Company and the recipient of a Performance Cash Award that contains the terms, conditions and restrictions pertaining to such Performance Cash Award.
          15.22   “Plan” means this Gulfmark Offshore, Inc. 2010 Omnibus Equity Incentive Plan, as amended from time to time.
          15.23   “Restricted Share” means a Common Share awarded under the Plan.
          15.24   “Restricted Stock Agreement” means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions, and restrictions pertaining to such Restricted Share.
          15.25   “SAR” means a stock appreciation right granted under the Plan.
          15.26   “SAR Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions, and restrictions pertaining to his or her SAR.
          15.27   “Service” means service as an Employee, provided that the Committee may, in determining a Participant’s satisfaction of any vesting or similar requirement, in its discretion as it may choose to exercise from time to time with respect to any Participant or Participants, aggregate with an Employee’s service as an employee his or her service as an independent contractor (including as a Company director).
          15.28   “Stock Option Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions, and restrictions pertaining to his or her Option.
          15.29   “Stock Unit” means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.
          15.30   “Stock Unit Agreement” means the agreement between the Company and the recipient of a Stock Unit that contains the terms, conditions, and restrictions pertaining to such Stock Unit.
          15.31   “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined

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voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.
ARTICLE 16. EXECUTION.
          To record the adoption of the Plan by the Board on April 23, 2010, the Company has caused its duly authorized officer to execute this document in the name of the Company.

GULFMARK OFFSHORE, INC.
By: /s/ Quintin V. Kneen

Name:	Quintin V. Kneen
Title:	Secretary

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APPENDIX A
Performance Criteria for Restricted Shares, Stock Units
and Cash Performance Awards
          The Committee may establish award and/or vesting targets derived from all or any of the following criteria, in any combination, when it makes Awards of Restricted Shares, Stock Units or Cash Performance Awards entirely or in part on the basis of performance:
(a)	Revenue (or any sub-component thereof);

(b)	Revenue growth;

(c)	Operating costs;

(d)	Operating margin as a percentage of revenue;

(e)	Earnings before interest, taxes, depreciation, and amortization;

(f)	Earnings before income taxes;

(g)	Net operating profit after taxes;

(h)	Net income;

(i)	Net income as a percentage of revenue;

(j)	Free cash flow;

(k)	Earnings per Common Share;

(l)	Net operating profit after taxes per Common Share;

(m)	Free cash flow per Common Share;

(n)	Return on net assets employed before interest and taxes;

(o)	Return on equity, investment, invested capital, net capital employed, assets, or net assets;

(p)	Total stockholder return or relative total stockholder return (as compared with a peer group of the Company);

(q)	Safety performance metrics, including relative to industry standards; or

(r)	Strategic team goals.

          To the extent not inconsistent with Section 162(m) of the Code, the Committee shall adjust the results under any performance criteria to exclude any of the following events, or any similar that occurs during a performance measurement period: (a) asset write-downs; (b) litigation, claims, judgments or settlements; (c) the effect of changes in tax law, accounting principles or periods, or other such laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) fluctuations in foreign exchange rates; and (f) any extraordinary, unusual, or nonrecurring items.

GULFMARK OFFSHORE, INC. ANNUAL MEETING OF STOCKHOLDERS June 8, 2010 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of GulfMark Offshore, Inc. (“GulfMark”) hereby appoints Peter I. Bijur and Sheldon S. Gordon, or either of them, as proxies, each with power to act without the other and with full power of substitution, for the undersigned to vote the number of shares of Common Stock of GulfMark that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of GulfMark to be held in Gramercy North room, The Peninsula Hotel, 700 5th Avenue at 55th Street, New York, New York 10019, on Tuesday, June 8, 2010 at 8:00 A.M., Eastern Daylight Time, and at any adjournment or postponement thereof, on the following matters that are more particularly described in the Proxy Statement dated April 30, 2010: (Continued and to be signed on the reverse side) 14475

ANNUAL MEETING OF STOCKHOLDERS OF GULFMARK OFFSHORE, INC. June 8, 2010 Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting of GulfMark Offshore, Inc. to Be Held on June 8, 2010. The Proxy Statement dated April 30, 2010, Form of Proxy, and the GulfMark Offshore, Inc. 2010 Annual Report to Stockholders for the year ended December 31, 2009 are available at http://www.proxydocs.com/GLF Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20930300000000000000 7 060810 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1. To elect a Board of nine (9) directors. 2. To vote on a proposal to adopt the GulfMark Offshore, Inc. 2010 NOMINEES: Omnibus Equity Incentive Plan. FOR ALL NOMINEES O Peter I. Bijur O David J. Butters 3. To vote on a proposal to ratify the selection of UHY LLP as the WITHHOLD AUTHORITY O Brian R. Ford rd Company’s independent public accountants for the fiscal year FOR ALL NOMINEES O Louis S. Gimbel, 3 ending December 31, 2010. O Sheldon S. Gordon FOR (See ALL instructions EXCEPT below) O Robert B. Millard O Robert T. O’Connell 4. To transact such other business as may properly come before the meeting or O Rex C. Ross any adjournment thereof. O Bruce A. Streeter Your Board of Directors has approved and recommends that you vote “FOR” all of the proposals that are discussed in more detail in the attached proxy statement. The Board of Directors has fixed the close of business on April 23, 2010, as the INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” record date for the determination of stockholders entitled to notice of and to vote and fill in the circle next to each nominee you wish to withhold, as shown here: at the meeting or any adjournments of the meeting. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the meeting. PLEASE MARK, SIGN DATE AND RETURN USING THE ENCLOSED ENVELOPE. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF GULFMARK OFFSHORE, INC. June 8, 2010 PROXY VOTING INSTRUCTIONS INTERNET — Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account COMPANY NUMBER Number shown on your proxy card.Vote online/phone until 11:59 PM EST the day before the meeting. Vote online until 11:59 PM EST the day before the meeting. ACCOUNT NUMBER MAIL — Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON — You may vote your shares in person by attending the Annual Meeting. Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting of GulfMark Offshore, Inc. to Be Held on June 8, 2010. The Proxy Statement dated April 30, 2010, Form of Proxy, and the GulfMark Offshore, Inc. 2010 Annual Report to Stockholders for the year ended December 31, 2009 are available at http://www.proxydocs.com/GLF Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. 20930300000000000000 7 060810 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1. To elect a Board of nine (9) directors. 2. To vote on a proposal to adopt the GulfMark Offshore, Inc. 2010 NOMINEES: Omnibus Equity Incentive Plan. FOR ALL NOMINEES O Peter I. Bijur O David J. Butters 3. To vote on a proposal to ratify the selection of UHY LLP as the WITHHOLD AUTHORITY O Brian R. Ford rd Company’s independent public accountants for the fiscal year FOR ALL NOMINEES O Louis S. Gimbel, 3 ending December 31, 2010. O Sheldon S. Gordon FOR (See ALL instructions EXCEPT below) O Robert B. Millard O Robert T. O’Connell 4. To transact such other business as may properly come before the meeting or O Rex C. Ross any adjournment thereof. O Bruce A. Streeter Your Board of Directors has approved and recommends that you vote “FOR” all of the proposals that are discussed in more detail in the attached proxy statement. The Board of Directors has fixed the close of business on April 23, 2010, as the INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” record date for the determination of stockholders entitled to notice of and to vote and fill in the circle next to each nominee you wish to withhold, as shown here: at the meeting or any adjournments of the meeting. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the meeting. JOHN SMITH 1234 MAIN STREET PLEASE MARK, SIGN DATE AND RETURN USING THE ENCLOSED ENVELOPE. APT. 203 NEW YORK, NY 10038 To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.